1933 Act File No. 2-98441
                                           1940 Act File No. 811-4327

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 20
                                       TO
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2



A.  Exact Name of Trust:  Sentry Variable Life Account I

B.  Name of Depositor:  Sentry Life Insurance Company

C.  Complete Address of Depositor's Principal Executive Offices:

    1800 North Point Drive, Stevens Point, WI  54481

D.  Name and Address of Agent for Service:

    William M. O'Reilly, Esq.
    Sentry Life Insurance Company
    1800 North Point Drive
    Stevens Point, WI  54481


    It is proposed that this filing will become effective

    [ ] immediately upon filing pursuant to paragraph (b) of Rule 485 [x ] on May 1, 2002, pursuant to paragraph (b) of Rule 485
    [  ]  60 days after filing pursuant to paragraph (a)(i) of Rule 485
    [  ]  on (date) pursuant to paragraph (a)(i) of Rule 485
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title and Amount of Securities Being Registered: Individual Flexible Premium Variable Life Insurance Policies

F.  Approximate date of proposed public offering:

[  ]     Check box if it is proposed that this filing will become effective on
        (date)  at (time) pursuant to Rule 487.

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

N-8B-2 Item                               Caption in Prospectus

    1  ............................  The Company, The Variable Life Account
    2  ............................  The Company
    3  ............................  Not Applicable
    4  ............................  Distribution of the Policy
    5  ............................  The Variable Life Account
    6(a) ..........................  Not Applicable
     (b) ..........................  Not Applicable
    9  ............................  Legal Proceedings
   10  ............................  The Policy
   11  ............................  Investments of the Variable Life Account
   12  ............................  Investments of the Variable Life Account
   13  ............................  Charges and Deductions
   14  ............................  The Policy
   15  ............................  The Variable Life Account
   16  ............................  Investments of the Variable Life Account
   17  ............................  Policy Benefits and Rights
   18  ............................  The Policy
   19  ............................  Not Applicable
   20  ............................  Not Applicable
   21  ............................  Not Applicable
   22  ............................  Not Applicable
   23  ............................  Not Applicable
   24  ............................  Not Applicable
   25  ............................  The Company
   26  ............................  Management of the Company
   27  ............................  The Company
   28  ............................  The Company, Management of the Company
   29  ............................  The Company
   30  ............................  The Company
   31  ............................  Not Applicable
   32  ............................  Not Applicable
   33  ............................  Not Applicable
   34  ............................  Not Applicable
   35  ............................  The Company
   37  ............................  Not Applicable
   38  ............................  Distribution of the Policy
   39  ............................  Distribution of the Policy
   40(a) ..........................  Distribution of the Policy
   41(a) ..........................  Distribution of the Policy
   42  ............................  Not Applicable
   43  ............................  Distribution of the Policy
   44  ............................  The Policy
   45  ............................  Not Applicable
   46  ............................  Policy Benefits and Rights
   47  ............................  Not Applicable
   48  ............................  Not Applicable
   49  ............................  Not Applicable
   50  ............................  Not Applicable
   51  ............................  The Company, The Policy
   52  ............................  Investments of the Variable Life Account
   53  ............................  Federal Tax Status
   54  ............................  Financial Statements
   55  ............................  Not Applicable

                               Self-Directed Life
                        A flexible life insurance Policy
                                   PROSPECTUS
                                  May 1, 2002


Funded by T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                   Issued by
                         SENTRY VARIABLE LIFE ACCOUNT I
                                      and
                         SENTRY LIFE INSURANCE COMPANY

The life insurance policy described in this Prospectus is a flexible premium variable life insurance policy (the "Policy") offered by Sentry Life Insurance Company and designed for individuals. The Policy provides life insurance protection until the Policy Anniversary Date on or after your 95th birthday.

The Cash Value of the Policy is allocated to the Sentry Variable Life Account I (the A'Variable Life AccountA"), which is a segregated investment account of Sentry Life Insurance Company. The Variable Life Account invests in shares of T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series Institutional Shares (A'Janus Aspen SeriesA"), each an open-end management investment company. Through the Variable Life Account, you may invest in the following Portfolios:

T. Rowe Price Fixed Income Series, Inc.
---------------------------------------
  T. Rowe Price Prime Reserve Portfolio
  T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Equity Series, Inc.
---------------------------------
  T. Rowe Price Personal Strategy Balanced Portfolio
  T. Rowe Price Equity Income Portfolio
T. Rowe Price International Series, Inc.
----------------------------------------
  T. Rowe Price International Stock Portfolio

Janus Aspen Series
------------------
  Balanced Portfolio
  Growth Portfolio
  Aggressive Growth Portfolio
  Capital Appreciation Portfolio
  Worldwide Growth Portfolio

As the owner of the Policy, you may choose one or more Portfolios in which to invest; however, you bear the complete investment risk for the amount you allocate to the Variable Life Account. The Cash Value of your Policy, and under certain circumstances, the death benefit, may increase or decrease depending on the investment experience of the Variable Life Account.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Prospectuses for T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series accompany this Prospectus.

Please read this Prospectus and keep it for future reference.

                         SENTRY LIFE INSURANCE COMPANY
                             1800 North Point Drive
                            Stevens Point, WI 54481
                            Telephone (800)533-7827

                   The date of this Prospectus is May 1, 2002

                               TABLE OF CONTENTS
                                                                        Page

Definitions                                                              4
Summary                                                                  5
The Company                                                              7
The Variable Life Account                                                8
Investments of the Variable Life Account                                 8
         Initial Investment Selection                                    8
         Transfers                                                       8
         Telephone Transfers                                             9
         T. Rowe Price Fixed Income Series, Inc., T. Rowe Price
           Equity Series, Inc., T. Rowe Price International
           Series, Inc., and Janus Aspen Series                          9
         Substitution of Securities                                     11
The Policy                                                              11
         General                                                        11
         How to Purchase a Policy                                       11
         Free Look                                                      11
         Medical Examination                                            11
         Right to Exchange the Policy                                   12
         Illustrations                                                  12
Premiums                                                                12
         Maximum Premium Limitation                                     13
         Death Benefit Guarantee                                        13
         Grace Period                                                   14
         Reinstatement                                                  14
Charges and Deductions                                                  14
         Deductions from Premiums                                       14
         Deductions from the Variable Life Account                      14
         Deductions from Cash Value                                     15
         Deductions from Surrendered Values                             15
         Annual Expenses of Portfolios of T. Rowe Price Fixed
           Income Series, Inc., T. Rowe Price Equity Series,
           Inc., T. Rowe Price International Series, Inc., and
           Janus Aspen Series                                           17
         Group Arrangements                                             17
Policy Benefits and Rights                                              18
         Death Benefit                                                  18
         Death Benefit Options                                          18
         Corridor Percentages                                           18
         Changing Death Benefit Options                                 19
         Changing the Specified Amount                                  19
         Effects of Changing the Specified Amount                       19
         Policy Maturity                                                20
         Cash Value                                                     20
         Determination of Accumulation Unit                             20
Policy Surrender                                                        21
         Partial Surrender                                              21
         Full Surrender                                                 21
Policy Loans                                                            22
         Allocation of Loans                                            22
         Interest Charged                                               22
         Interest Credited                                              22
         Lapse Due to Loan                                              22
         Loan Repayment                                                 22
                                                                       Page
Other Policy Provisions                                                 23
         Policy Owner                                                   23
         Contingent Policy Owner                                        23
         Changing the Policy Owner or Contingent Policy Owner           23
         Beneficiary                                                    23
         Changing the Beneficiary                                       23
         Assignment                                                     23
         Incontestability                                               23
         Misstatement of Age or Sex                                     23
         No Dividends                                                   23
         Optional Settlement Plans                                      24
Suspension of Payments                                                  24
Federal Tax Status                                                      24
         Introduction                                                   24
         Modified Endowment Contract                                    25
         Diversification                                                26
         Policy Owner Control                                           26
         Tax Treatment of the Policy                                    26
         Tax Treatment of Settlement Options                            27
         Policy Proceeds                                                27
         Multiple Policies                                              27
         Tax Treatment of Assignments                                   27
         Qualified Plans                                                27
         Income Tax Withholding                                         27
Variable Life Account Voting Rights                                     27
         Voting Instructions Disregarded                                28
Management of the Company                                               28
         Directors and Officers                                         28
Distribution of the Policy                                              29
State Regulation                                                        29
Reports to Policy Owners                                                29
Privacy                                                                 30
Legal Proceedings                                                       31
Experts                                                                 31
Legal Opinions                                                          31
Financial Statements                                                    31
Appendix A - Illustration of Benefits                                   63

DEFINITIONS

Following are definitions of certain terms used in this Prospectus.

Anniversary Date or
Policy  Anniversary  Date The same day and month each year  calculated  from the date the Policy was first issued (Policy Date).

Beneficiary               The person named in the  application,  unless
                          changed, entitled to receive the death benefit when it becomes payable.

Cash Surrender  Value    The amount available in cash, after deducting any
                         outstanding policy loans and the full surrender charge, if you voluntarily terminate the Policy before it matures or before the death benefit is paid.

Cash Value               The amount available in cash, without deducting any
                         outstanding policy loans or surrender charges, if you voluntarily terminate the Policy before it matures or before the death benefit is paid. It is equal to the sum of all Subaccount Cash Value and any Cash Value held in the General Account to secure a policy loan.

Company Sentry Life Insurance Company at its home office located at 1800 North Point Drive, Stevens Point, WI 54481, telephone (800)533-7827.

Mutual Fund(s)           The Mutual Funds  designated in the Policy as
                         investment options of the Variable Life Account.

General Account          The General Account of the Company. The Variable Life
                         Account is separate from the General Account.

Initial Investment Period  The 25-day  period  immediately following the date the Policy is issued.

Insured                  The person  whose life is covered  under the Policy.
                         It is assumed the Insured and the Policy Owner are the same person and both are referred to as A'youA" in this Prospectus.

Maturity Date            The  date on which  you will be paid the Cash Value
                         of the Policy, less any outstanding Policy indebtedness, PROVIDED the Policy is in effect on that date. The Maturity Date is the anniversary date of the Policy on or after your 95th birthday.

Monthly Processing Day   The day each month when charges under the Policy are
                         deducted from the Variable Life Account.

Net Premiums             Gross  premiums less any amounts  deducted for
                         front-end sales charges and premium taxes.

Policy Date              The day,  month and year that the Policy becomes
                         effective and from which the Policy Anniversary Date is determined.

Policy Issue Date        The day, month and year that  underwriting is
                         completed and the Company issues the Policy.

Policy Month             The  period  of time  starting  on one  Monthly
                         Processing  Day and  ending  the day  before  the  next
                         Monthly Processing Day.

Policy Owner             The person  named as the owner of the Policy on the
                         application, unless subsequently changed. It is assumed the Insured and the Policy Owner are the same person and both are referred to as "you" in this Prospectus.

Policy Year              The period of time from one  Policy  Anniversary
                         Date to the day  before  the  next  Policy  Anniversary
                         Date.

Portfolio                An investment option that is a segment of a Mutual
                         Fund constituting a separate and distinct class of shares.

Specified  Amount        The amount of the initial death benefit payable under
                         the Policy, plus or minus any subsequent changes to that amount.

Subaccount               A  segment  of the  Variable  Life  Account  that
                         invests in a Mutual Fund or Portfolio.

Target Surrender Premium The premium, which is shown on the specification page of  your  Policy,  that is used to calculate the
                         deferred   sales  charge.  The Target Surrender
                         Premium is based on the guideline annual premium pursuant to rules adopted under the Investment Company Act of 1940.

Valuation  Date          The date on  which  the  Cash  Value of the Policy is
                         determined. The Valuation Date is each day that the New York Stock Exchange is open for trading.

Valuation Period         The period from 4:00 p.m.  Eastern  Time on each
                         Valuation Date to 4:00 p.m. Eastern Time on the next succeeding Valuation Date.

                                    SUMMARY

The Policy described in this Prospectus is a flexible premium individual variable life insurance policy. Net premiums, are allocated to the Variable Life Account for investment. The Variable Life Account is a separate account established by Sentry Life Insurance Company (the A'CompanyA"). Through the Variable Life Account, you can invest in one or more of the following
Portfolios:

T. Rowe Price Fixed Income Series, Inc.
---------------------------------------
  T. Rowe Price Prime Reserve Portfolio
  T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Equity Series, Inc.
---------------------------------
  T. Rowe Price Personal Strategy Balanced Portfolio
  T. Rowe Price Equity Income Portfolio

T. Rowe Price International Series, Inc.
----------------------------------------
  T. Rowe Price International Stock Portfolio

Janus Aspen Series
------------------
  Balanced Portfolio
  Growth Portfolio
  Aggressive Growth Portfolio
  Capital Appreciation Portfolio
  Worldwide Growth Portfolio


POLICY FEATURES

The Policy offers the following features:

Flexible Premium Payments - The frequency and amount of premium payments can vary, subject to certain minimum requirements. Premium payment plans are available.

Cash Value - The Policy's Cash Value can be used to obtain a Policy loan, and, if the Policy is surrendered, determines the surrender value. Depending on the investment experience of the Variable Life Account, the Cash Value of your Policy may increase or decrease. The Cash Value will vary with the amount of monthly charges deducted. There is no minimum guaranteed Cash Value.

Policy Loans - The Policy may be used to secure a loan from the Company. The maximum loan amount is 90% of (a) MINUS (b), where:

          (a) is the Policy's Cash Value, and
          (b) is the full surrender charge.

Surrender - The Policy can be partially surrendered or completely surrendered for the full Cash Surrender Value. The Company will deduct any applicable surrender charges.

Death Benefit - There are two death benefit options available under the Policy. The amount of the death benefit will depend on three factors:

     the  death benefit option selected;
     the Specified Amount of death benefit; and the Cash Value of the policy.

Under certain circumstances, the death benefit may increase or decrease depending on the investment experience of the Variable Life Account.

Guaranteed Death Benefit - Provided you have met certain minimum premium payment requirements and certain other requirements, the Policy will not lapse and the Company guarantees a death benefit.

Policy Maturity - If the Policy is in effect on the Policy Anniversary Date on or after your 95th birthday, the Company will pay you the Cash Value of the Policy, less any amounts owed for policy loans.

Exchange Right - Within 24 months after the Policy is issued, you may exchange it for a life insurance policy on the life of the Insured offered by the Company that has a fixed premium and a fixed death benefit. Any outstanding Policy loans must be repaid before an exchange will be made.

Investment Options - You may select from among the ten available Portfolios in which to invest the assets underlying the Policy. Subject to certain conditions and charges, you may make transfers among the Portfolios.

Free-Look Provision - Subject to varying state law and certain time restrictions, the Policy may be returned to the Company if you change your mind about purchasing it. The Policy will be canceled as if it had never been issued and the Company will refund any premiums you paid.

Grace Period - Provided certain conditions are met, there is a 61-day grace period in which the Policy will remain in effect even if a premium payment or loan repayment is not made.

CHARGES AND DEDUCTIONS

Below is a summary of the charges and deductions that are applied to the Policy described in this Prospectus. For a more complete explanation of these charges and deductions, see the sections titled A'Charges and DeductionsA" and A'Appendix A-Illustrations of Benefits.A"

From Premium

     Front-end Sales Expense Charge - 5% of each premium payment. (There is also a deferred sales charge of 25% of the Target Surrender Premium or 25% of the actual premium paid in the first Policy Year, if less. Together these charges total 30%.)

     Premium Taxes - Premium taxes are assessed by the state in which you reside and currently vary by state from 0% to 3.5%.

From the Variable Life Account

     Mortality and Expense Risk Premium - Equal on an annual basis to 0.90% of the daily net asset value of the Variable Life Account.

     Death Benefit Guarantee Risk Charge - Equal on an annual basis to .15% of the daily net asset value of the Variable Life Account.

     Taxes- The Company is not currently making a deduction for income taxes resulting from the investment operation of any Subaccount; however, it reserves the right to do so at any time.

From Cash Value

Monthly Deduction - Deducted from Cash Value at the beginning of each Policy Month and consists of:

     Cost of Insurance for the Policy and any additional benefits provided by rider for the Policy Month; and

     Monthly Administrative Fee - $5 per Policy Month.

From Surrender Values

     Partial Surrender Charge - A percentage of the full surrender charge.

     Partial Surrender Administrative Fee - The lesser of 2% of the amount surrendered or $25.

     Full Surrender Charge - If there is no increase in the Specified Amount, it remains the same for the first 5 Policy Years and declines in policy years 6 through 9 until it is zero. It is the sum of the following:

          Contingent Deferred  Administrative  Expense Charge - $3.50 per $1,000
               on the first $100,000 of Specified Amount, plus $1.50 per $1,000 on the excess above the first $100,000 of Specified Amount. The maximum contingent deferred administrative expense charge is $750;

          Deferred Sales Charge - 25% of the Target Surrender Premium or of the actual premium paid in the first Policy Year, if less; and

          Additional  Contingent  Deferred  Administrative  Expense  Charge  and
               Deferred Sales Charge which result from an increase in the Specified Amount.

Other Charges and Fees

     Maximum Transfer Fee - $25

     Maximum Service Fee for Additional Projections - $25

T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series

There are annual operating expenses (including investment management and administrative fees) paid out of the assets of the Portfolios.

RISK FACTORS

Following is a summary of the risks associated with the Policy:

Investment Risk - You will bear the complete investment risk for all Net Premiums you allocate to the Variable Life Account. If the invested assets of the Variable Life Account experience poor investment performance, the Cash Value and, under certain circumstances, the death benefit of the Policy may decrease. The Policy is not intended to be, nor is it suitable as, a short-term savings vehicle.

Policy Lapse - Certain charges are deducted monthly from the Cash Value of the Policy. If the guaranteed death benefit is not in effect and if the Cash Value is insufficient to cover the monthly charges, and sufficient premiums are not made during the 61-day grace period, the Policy will lapse and all coverage will terminate without value.

Limitations on Cash Value - The Cash Value of the Policy will vary and is not guaranteed. The investment performance of the Variable Life Account and the amount of monthly charges deducted affect the Cash Value.

Adverse Tax Consequences - Your Policy has been designed to comply with the definition of life insurance in the Internal Revenue Code. As a result, the death benefit paid under the Policy should be excludable from the gross income of your Beneficiary. Any earnings in your Policy are not taxed until you take them out. The tax treatment of the loan proceeds and surrender proceeds will depend on whether the Policy is considered a Modified Endowment Contract (MEC). Proceeds taken out of a MEC are considered to come from earnings first and are includable in taxable income. If you are younger than 591As2 when you take money out of a MEC, you may also be subject to a 10% federal tax penalty on the earnings withdrawn. Neither the Company nor the Company's registered sales representatives can provide tax advice. You should consult your own tax adviser before purchasing or making any changes to the Policy, or before exchanging, surrendering or taking loans from the Policy.

                                  THE COMPANY

Sentry Life Insurance Company (the A'CompanyA") is a life insurance company formed on October 23, 1958 under the laws of the state of Wisconsin. Its home office is located at 1800 North Point Drive, Stevens Point, Wisconsin. The Company is authorized to write life insurance and annuity contracts in the District of Columbia and in all states except New York. The Company is owned by Sentry Insurance a Mutual Company (A'SIAMCOA"). SIAMCO is also a Wisconsin insurance company and shares its home office with the Company at 1800 North Point Drive, Stevens Point, Wisconsin. SIAMCO writes property and casualty insurance nationwide. In addition to the Company, SIAMCO owns and controls, either directly or indirectly, a group of insurance and related companies, including Sentry Life Insurance Company of New York and Sentry Equity Services, Inc., a securities broker-dealer.

                           THE VARIABLE LIFE ACCOUNT

Sentry Variable Life Account I (the "Variable Life AccounA") was established by the Company's Board of Directors on February 12, 1985, under the insurance laws of Wisconsin. The Variable Life Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940. However, this does not mean that the Securities and Exchange Commission supervises the management of the Variable Life Account or the Company.

The Variable Life Account is a "segregated asset account." This means:

      The assets of the Variable Life Account are segregated from the assets of the CompanyAos General Account, but remain the property of the Company.

      Other than liabilities connected with the Variable Life Account business, the assets of Variable Life Account cannot be charged with liabilities incurred by the Company in connection with its other business.

      The Company does not guarantee the investment performance of the Variable Life Account.

      The income, gains, and losses, whether realized or unrealized, associated with the investments made with the Variable Life AccountAos assets are credited to or charged against the Variable Life Account without regard to the Company's other income, gains or losses.

      Company   obligations  in  connection  with  the  Policy  are  general corporate obligations of the Company.

                    INVESTMENTS OF THE VARIABLE LIFE ACCOUNT

Net Premiums (premiums paid, less applicable deductions) are allocated to the Variable Life Account, which invests in one or more investment Portfolios of T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series at net asset value. The assets of the Variable Life Account are divided by investment portfolio. This creates a series of Subaccounts within the Variable Life Account. The Company may, from time to time, add new investment options.

As the Policy Owner, you may direct the investment of your Net Premiums into one or more of the available investment options, subject to certain conditions, when you complete the Policy application. You may change your selection prospectively without cost by notifying the Company in writing. The change becomes effective for Net Premiums received after the Company receives your written notice.

Initial Investment Selection

Prior to and during the Initial Investment Period (a 25-day period starting on the date the Company issues the Policy, which corresponds to the 20-day free look period, plus mailing time), your Net Premiums are invested in the T. Rowe Price Prime Reserve Portfolio even if you selected one or more other investment portfolios on the application. At the end of the 25-day Initial Investment Period, your Cash Value in the T. Rowe Price Prime Reserve Portfolio will be transferred to the investment selection or selections you chose. The Company will automatically make this transfer without cost to you.

After the Initial Investment Period has expired, the Company will allocate your Net Premiums to the Variable Life Account in accordance with your investment selections.

Transfers

Your Net Premiums will continue to be allocated to the Variable Life Account Subaccounts according to the investment selection you made on the application unless you request a transfer. You may transfer all or part of the Subaccount Cash Values between Portfolio(s) subject to the following conditions:

1. You must request a transfer in writing and you must clearly specify three things:

           the amount to be transferred

           the Portfolio the transfer is being made from, and

           the Portfolio the transfer is being made to.

2.   The minimum amount that can be transferred is $250, or if the Cash Value in
     the   Subaccount  is  less  than  $250,  the  entire  Cash  Value  will  be transferred.

3. You can only make four transfers in any Policy Year. The Company must approve additional transfer requests. A request for a transfer from one Portfolio to two Portfolios, or from two Portfolios to one Portfolio, will count as one transfer.

4. Transfers will become effective during the next Valuation Period following receipt of the written request, provided the written request contains all the necessary information.

5. A fee of $25 per transfer may be deducted from the amount transferred. Currently, the Company does not deduct the transfer fee, but reserves the right to do so in the future.

The Company reserves the right to terminate, suspend or modify the transfer privilege at any time and without notice.

The Company may add new investment options from time to time, and you may have the opportunity to select the added investments subject to limitations imposed by the Company.

Telephone Transfers

Transfers by telephone are permitted if you follow these steps:

(1) Check the "Yes" box in the telephone transfer section of the Policy application form.

(2) Telephone the Company at (800)533-7827. Be prepared to give the customer service representative specific information about the Policy, including the Policy number, and your social security number and/or birth date. You may be required to provide additional information concerning the Policy in order to verify that the request is genuine.

(3) Specific detail must be given to the customer service representative as to the amount to be transferred, the Portfolio the transfer is being made from, and the Portfolio the transfer is being made to.

Transfers requested before 3 p.m. Central Time will take effect that day. Transfers requests received after 3 p.m. Central Time will take effect on the next business day after the request is received.

To prevent losses due to unauthorized or fraudulent transfer instructions, the Company will use reasonable procedures to ensure that a telephone transfer request is genuine. The Company will not be liable for losses incurred in complying with a telephone transfer request it believes is genuine if reasonable procedures were followed to confirm the legitimacy of the request.

The Company has the right to reject any telephone transfer request.

T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series

Each Subaccount of the Variable Life Account invests in one Portfolio of T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., or Janus Aspen Series (collectively, the Funds).

Shares of the Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with the Company. Certain Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

The Company may enter into certain arrangements under which it is reimbursed by the FundsAo advisers, distributors and/or affiliates for the administrative services which it provides to the Portfolios.

The investment objective and policies of certain Portfolios are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the Portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Portfolios have the same investment advisers.

A Portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.


T. Rowe Price Fixed Income Series,  Inc., T. Rowe Price Equity Series, Inc., and
T. Rowe Price International Series, Inc., are diversified open-end management investment companies of the series type. All are registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

T. Rowe Price Associates, Inc., located at 100 East Pratt Street, Baltimore Maryland, 21202, is registered with the Securities and Exchange Commission as an investment adviser and serves as investment adviser for T. Rowe Price Fixed
Income Series, Inc. and T. Rowe Price Equity Series, Inc. As the investment adviser, T. Rowe Price Associates, Inc. is responsible for selection and management of the Portfolio investments. T. Rowe Price Associates, Inc. is not affiliated with the Company, and the Company has no legal responsibility for the management or operation of the Portfolios.

T. Rowe Price  International,  Inc.,  the  investment  adviser for T. Rowe Price
International Series, Inc., is a wholly-owned subsidiary of T. Rowe Price Associates, Inc. Its offices are located at 100 East Pratt Street, Baltimore, Maryland 21202.

A summary of the investment objective of each Portfolio is set forth below. There is no assurance that any Portfolio will achieve its objective. More detailed information is contained in each PortfolioAos prospectus, including the risks associated with the investments and the investment techniques of each Portfolio.

          T. Rowe Price Prime Reserve Portfolio. The investment objectives of the T. Rowe Price Prime Reserve Portfolio are preservation of capital, liquidity, and consistent with these, the highest possible current income. It seeks to attain these objectives by investing in high-quality, U.S. dollar-denominated money market securities.

          T. Rowe Price Limited-Term Bond Portfolio. The investment objective of the T. Rowe Price Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate fluctuations in principal value by investing primarily in short- and intermediate-term investment-grade debt securities.

          T. Rowe Price Personal Strategy Balanced Portfolio. The investment objective of the T. Rowe Price Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income. It seeks to attain these objectives by investing in a diversified Portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

          T. Rowe Price Equity Income Portfolio. The investment objective of the
     T. Rowe Price Equity Income Portfolio is to seek substantial dividend income as well as long-term growth of capital by investing in stocks of large, established companies with higher than average market dividend yields and below average levels of valuation.

          T. Rowe Price International Stock Portfolio. The investment objective of the T. Rowe Price International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established non-United States companies.

Janus Aspen Series is a non-diversified open-end management company series. Janus Aspen Series is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Janus Aspen Series offers multiple Portfolios, five of which are currently offered in connection with the Policy.

Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado, 80206-4928, registered with the Securities and Exchange Commission as an investment adviser, is the investment adviser to Janus Aspen Series and is responsible for the day-to-day management of the investment portfolios and other business affairs.

Janus Capital Corporation is not affiliated with the Company, and the Company has no responsibility for the management or operations of Janus Aspen Series.

A summary of the investment objectives of the Janus Aspen Series Portfolios are set forth below. There is no assurance that the Portfolios will achieve their objectives. More detailed information is contained in each PortfolioAos prospectus, including the risks associated with the investments and the investment techniques of the Portfolios.

          Balanced Portfolio. The investment objective of the Balanced Portfolio is to seek long-term growth of capital balanced by current income. The Portfolio normally invests 40% to 60% of its assets in securities selected primarily for their growth potential, and 40% to 60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed income securities.

          Growth Portfolio. The investment objective of the Growth Portfolio is to seek long-term growth of capital in a manner consistent with preservation of capital. The Portfolio pursues its objectives by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          Capital  Appreciation  Portfolio.  The  investment  objective  of  the
     Capital Appreciation Portfolio is to seek long-term growth of capital through a non-diversified Portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          Aggressive Growth Portfolio. The investment objective of the Aggressive Growth Portfolio is to seek long-term growth of capital through a non-diversified Portfolio that invests primarily in common stocks of domestic companies and some foreign companies selected for their growth potential. As a non-diversified Portfolio, it may hold larger positions in a smaller number of securities than a diversified Portfolio. The Portfolio normally invests at least 50% of its equity assets in medium-sized companies.

          Worldwide Growth Portfolio. The investment objective of the Worldwide Growth Portfolio is to seek long-term growth of capital in a manner consistent with preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

Substitution of Securities

If a Subaccount is no longer available for investment by the Variable Life Account, or if the Company's Board of Directors determines that further investment in a Subaccount becomes inappropriate in view of the Variable Life Account's purposes, the Company may substitute another Subaccount already available or that will become available for investment by the Variable Life Account. No substitution of securities in any Subaccount may take place without the prior approval of and subject to the requirements of the Securities and Exchange Commission.

THE POLICY

General

The Policy described in this Prospectus is an individual flexible premium variable life insurance policy. The Policy is designed to provide you with insurance protection and flexibility in determining your premium payments and death benefit. As long as there is sufficient Cash Surrender Value to pay the monthly charges, or as long as the guaranteed death benefit is in effect, the Policy will not lapse.

How to Purchase a Policy\
Complete an application form and give it to your sales representative or send it to:
           Sentry Life Insurance Company
           1800 North Point Drive
           Stevens Point, WI  54481

The first premium payment is due on or before the date the Policy is issued. You should send your first premium payment with the application.

Restrictions:

      The Company will not accept your application for the Policy if you are older than age 75.

      All applications are subject to the Company's underwriting standards, and the Company may, in its sole discretion, reject any application for any reason.

      The initial Specified Amount of the death benefit is subject to the Company's administrative rules. Currently, the initial Specified Amount must be at least $50,000.

Free Look

If you change your mind about purchasing the Policy, you can return it to the Company at the address given on page 1, or to your sales representative. You must return the Policy within 20 days (or longer in states where required) from the date you receive it. When the Company receives the returned Policy, it will be canceled as if it had never been issued and any premiums you paid will be refunded. During the underwriting process and during the free look period, your initial premium payment is allocated to the T. Rowe Price Prime Reserve Portfolio. See A'Initial Investment SelectionA" on page 8.

Medical Examination

Insurance underwriting is designed to group applicants of the same age and sex into categories that can be expected to produce mortality experience consistent with that class. Based on the Company's underwriting practices, you may be required to obtain a medical examination. Your sales representative will advise you if it is necessary. The cost of insurance, which is deducted monthly from Cash Value, is determined in part on your age, sex, and risk class. There are four risk classes:

    standard non-smoker
    standard smoker
    special non-smoker
    special smoker

Right to Exchange Policy

Within 24 months after the Policy Issue Date, you may exchange the Policy for a permanent fixed premium, fixed benefit life insurance policy issued by the Company, subject to the following conditions:

     (1)  The person insured cannot be changed.

     (2) Any outstanding Policy loans must be repaid and any other charges or fees due must be paid.

     (3) The new policy will have the same Policy Issue Date, issue age, and risk classification as the original Policy.

     (4) The Policy Owner and the Beneficiary of the new policy will be the same as the Policy Owner and Beneficiary of the original Policy

     (5) You may select the amount of the death benefit under the new policy, but it must be equal to either:

          a)   the initial Specified Amount of the original Policy, OR

          b) the net amount at risk under the original Policy on the date of exchange.

         "Net amount at risk" means the difference between the death benefit and the Cash Value of the Policy.

In order to exchange the Policy, you must take the following action:

     send a written request for exchange to the Company,

     return the original Policy to the Company, and

     pay any outstanding loan amounts or other charges due under the original Policy.

If the Policy's Specified Amount is increased from the initial Specified Amount, and the increase is not due to a change in the death benefit option, the amount of the increase can be exchanged for a permanent fixed premium, fixed benefit life insurance policy issued by the Company. The death benefit payable under the new policy will equal the Specified Amount increase. You may be able to transfer the Cash Value attributable to the Specified Amount increase under the original Policy to the new policy. The Cash Value attributable to the increase is the amount by which total premiums paid exceed the maximum premium limitation (see "Maximum Premium Limitation" on page 13) for the original Policy calculated as if the increase had not occurred. However, the Cash Value of the Specified
Amount increase will not be transferred if it would cause the Cash Surrender Value of the original Policy to become negative.

Illustrations

Appendix A of this Prospectus contains illustrations of both projected Cash Values and death benefits based on assumed returns of the Variable Life Account. The illustrations may be helpful in understanding how the Policy works. For illustrations not shown, contact your sales representative.

You may also request a projection of illustrative future death benefits and policy values at any time. You must request illustrations in writing and send it to the Company. You may be charged a maximum fee of $25 for the projection. The illustration will be based on assumptions as to the Specified Amount of the death benefit, anticipated earnings and future premium payments, along with other assumptions that may be appropriate or agreed to by you and the Company.

                                    Premiums

Initial Premium  The initial premium is due on or before the Policy Date and must be paid to the Company at its home office. Coverage will not take effect until the initial premium has been paid and the Policy has been issued during your lifetime.

First Year       The initial premium, together with the first-year planned
Minimum Premium  premiums, must be sufficient to  meet the minimum premium requirement under the death benefit guarantee provision for the first year.

Planned  Premiums  Although  you have the  option of  making  flexible premium payments, you can establish a planned premium payment plan. This will allow you to make premium payments annually, semi-annually, quarterly, or monthly by automatic withdrawal from your checking account. Planned premiums must be in the following minimum amounts, unless the Company specifies a lower amount:

                                                              Planned  Premium
               Frequency of Payment                            Minimum Amount

                    Annual                                         $200
                    Semi-Annual                                    $125
                    Quarterly                                      $ 75
                    Monthly (Automatic Bank Withdrawal Only)       $ 15

               You may change the frequency and amount of planned premiums by notifying the Company in writing. The Company has the right to limit the amount of any increase in planned premiums. If the Company receives any premium payment that exceeds the planned premium specified, it will be considered an additional premium, subject to the "Additional Premiums" provision of the Policy, which is discussed below.


               Payment of planned premiums does not guarantee that the Policy will not lapse. This is because even if you make a premium payment, if the Cash Surrender Value is insufficient to pay the monthly charges, and the grace period expires without payment of a sufficient premium payment or loan repayment, the Policy will lapse. However, the death benefit guarantee may be in effect, which will guarantee payment of a death benefit even if the Cash Surrender Value is insufficient, provided certain conditions are met. These conditions are discussed below.

Additional     You may make  additional  premium  payments of at at least $50
Premiums       at any time prior to the   Maturity Date of the Policy.  The
               Company reserves the right to limit the amount of additional premium payments in order to meet the requirements and restrictions of federal tax law and related regulations. Premium limitations are set out on the specifications page of the Policy.


Unless you instruct otherwise, all payments the Company receives will be considered premium payments, even if there is a loan outstanding. If you are making a loan repayment, you must state that the payment is to be applied to the outstanding Policy loan.

Maximum Premium Limitation

In order to comply with federal tax law, the Company will limit the total amount of premiums, both planned and additional, that may be paid during each Policy Year. This is the "maximum premium limitation.A" Because the maximum premium limitation is dependent in part on the PolicyAos Specified Amount, changes in the Specified Amount may affect this limitation. In the event you pay a premium which causes the maximum premium limitation to be exceeded, the Company will accept only that portion of the premium up to the maximum limitation and return the excess to you. Thereafter, no premiums will be accepted until they do not exceed the maximum premium limitation.

Death Benefit Guarantee

If the minimum premium requirement described below is met, the Policy will not lapse, even if the Cash Surrender Value is insufficient to cover the monthly deductions when due.

The minimum premium requirement is met when the sum of all premiums paid is not less than:

(1) the sum of all monthly death benefit guarantee premiums as shown on the specifications page of the Policy, PLUS

(2)  the current Policy indebtedness, PLUS

(3) the sum of all partial surrenders, partial surrender charges, and partial surrender administrative fees, PLUS

(4) the sum of all monthly deductions for any additional benefits provided by a rider to the Policy.

All sums in the minimum premium requirement include values for the current Policy Month.

The initial monthly death benefit guarantee premium is shown on the specifications page of your Policy. This premium will change if you increase or decrease the Specified Amount or if you change the death benefit option. At the time of the change, the Company will recalculate the monthly death benefit guarantee premium based on your age, the death benefit option you have chosen, and the new Specified Amount. Any change in the amount of the death benefit guarantee premium will be shown on a Policy amendment which the Company will send to you.

Grace Period

If the death benefit guarantee is not in effect, and if the Cash Surrender Value is not sufficient to cover the monthly deduction when due, a grace period of 61 days will be allowed for you to make a premium payment or a loan repayment which is sufficient to cover the monthly deduction. The grace period begins on the Monthly Processing Day during which there is insufficient Cash Surrender Value. The Company will mail a notice to your last known address that the grace period is in effect.

The Policy will not lapse during the grace period. During the grace period, the death benefit will equal the amount of death benefit in effect immediately prior to the grace period, less any outstanding Policy loans and unpaid charges.

Under certain circumstances, even if there is insufficient Cash Surrender Value to cover the monthly deduction, the Policy will not lapse if the death benefit guarantee is in effect.

Reinstatement

After a lapse, you may request that the Policy be reinstated. Policy reinstatement is subject to the following conditions:

     You must request reinstatement in writing and it must be received by the Company's home office within three years from the date of lapse; AND

     The Company must receive proof that you, or if you were not the Insured, the person whose life was insured under the Policy, is still insurable; AND

     You must make a premium payment that is sufficient to cover the monthly deductions for the first two Policy Months following reinstatement.

The Policy will be reinstated on the next Valuation Date following the date that all of the above conditions have been met. If you surrender the Policy for its full Cash Surrender Value, the Company will not reinstate the Policy.

                             CHARGES AND DEDUCTIONS

The following section describes the fees and expenses that you will pay when purchasing, owning, and surrendering the Policy.

Deductions from Premiums

Sales Charge   The Company deducts a front-end  sales expense charge,  or sales load, of 5% from each premium payment you make. The amount of the sales load deducted in any one Policy Year may not be specifically related to the actual sales expenses incurred in that year. To the extent that the amount deducted does not cover the Company's actual sales expenses, these expenses may be recovered from the charges for mortality and expense risks, the deferred sales charge and from mortality gains.


Premium Tax    The Company  deducts the amount of any premium tax owed to any state or other governmental entity. Premium taxes currently vary from state to state and range from 0% to 3.5%.

Deductions from the Variable Life Account

Mortality and  The Company deducts a mortality and expense risk premium equal,
Expense Risk   on an annual basis, to  0.90% of the daily net asset value of
Premium        the Variable Life Account. This  premium compensates the Company for the mortality and expense risks it assumes under the Policy.
               Mortality risk is the possibility that all Insured persons, as a group, may not live as long as expected. Expense risk is the possibility that the Company's actual expenses may be greater than anticipated.

Death Benefit  The Company  deducts  a death  benefit  guarantee  risk
Guarantee Risk charge  which is equal, on an annual basis, to 0.15% of the
Charge daily net asset value of the Variable Life Account. This charge compensates the Company for assuming risks associated with the death benefit guarantee.

Taxes The Company reserves the right to deduct any amount due for income taxes resulting from the investment operation of any Subaccount. The Company does not currently make a deduction for income taxes.

Deductions from Cash Value

Monthly        The Company takes a monthly  deduction  from the Cash Value of
Deduction      the  Policy at the beginning of each Policy  Month totaling the sum of:

               (1) the cost of insurance for the Policy and any additional benefits provided by rider to the Policy; PLUS

               (2) a $5 monthly administrative fee to reimburse the Company for administering the Policy and the Variable Life Account. This includes issuing policies, underwriting, maintaining policy records, policy service, billing and collecting premium, preparing reports to Policy Owners, accounting, calculating reserves, meeting regulatory reporting requirements, and auditing the Variable Life Account.

               How the Charge is Deducted: The monthly deduction is made by canceling accumulation units from each applicable Subaccount in the ratio that the Cash Value of the Subaccount bears to the total of Subaccount Cash Values.

The cost of insurance for the Policy is determined on a Policy Month basis. The amount will vary from month-to-month and depends on the death benefit option in effect, the Cash Value, your age, sex and risk classification. The cost of insurance is calculated by multiplying the difference between the death benefit in effect divided by 1.0040741 and the Cash Value by the monthly mortality charge. Because the investment performance of the Variable Life Account or the level of premium payments will affect the death benefit or the Cash Value, they will also affect the cost of insurance. The Company calculates the cost of insurance for any rider separately.

The mortality charge is based on the Company's current mortality rates, which in turn are based on the Insured personAos age, sex and risk class. The risk class will be determined separately for the initial Specified Amount and for any subsequent increase in the Specified Amount that requires evidence of insurability. The Company determines the current mortality rates according to expectations of future mortality experience. These rates are not guaranteed and may be changed from time to time, but will never exceed the maximum rates shown in the "Table of Guaranteed Maximum Mortality Rates" which is included in the Policy. Any change the Company makes in mortality rates will apply to all Insured persons of the same sex, age and risk class. The guaranteed rates for standard risks are based on the 1980 Commissioner's Standard Ordinary Mortality Table, Age Last Birthday. The guaranteed rates for Insured persons classified as smokers or medically substandard are based on a multiple of the 1980 CSO Table. A multiple could be as high as five times the 1980 CSO Table.

Transfer Fee   At its option, the Company may deduct a fee, not to exceed $25, for each transfer. The deduction will be made from the amount transferred.

Deductions from Surrendered Values

Full Surrender   If you totally surrender the Policy prior to the Maturity Date,
Charge the Company may impose a full surrender charge. If you totally surrender the Policy during the first nine Policy Years after it is issued, or if you increase the Specified Amount, the Company will impose the full surrender charge. The amount of the full surrender charge will be the total of the four charges outlined below, or a percentage of the total of the four charges, depending on the number of years the Policy, or the increase in Specified Amount, has been in effect. The full surrender charge will remain constant from the date of issue or increase through the 4th Policy Year, and then it is reduced each year until it reaches zero in the 10th year. The amount of the full surrender charge is determined by multiplying the total of the four charges by the applicable percentage. The applicable percentages are shown below where the year is the number of full Policy
               Years from the date the Policy was issued, or from the Policy Anniversary Date on or preceding the date of each increase in the Specified Amount, to the date of surrender.

                        Completed Policy Years     Applicable Percentages
                                0-4                         100
                                  5                          80
                                  6                          60
                                  7                          40
                                  8                          20
                                  9+                          0

The four charges used to calculate the full surrender charge are:

(1) Contingent Deferred Administrative Expense Charge. This charge is calculated as $3.50 per $1,000 of the first $100,000 of the Specified Amount, plus $1.50 per $1,000 of the excess above $100,000. The maximum contingent deferred administrative charge is $750. This charge covers the administrative expenses in connection with issuing the Policy.

(2) Deferred Sales Charge. This charge is calculated as 25% of the Target Surrender Premium, or 25% of the actual premiums you paid in the first Policy Year, if less. The amount of the Target Surrender Premium is shown on the specifications page of your Policy and is calculated to be less than or equal to the guideline annual premium as defined in the applicable rules and regulations under the Investment Company Act of 1940.

(3) Additional Contingent Deferred Administrative Expense Charge. This charge may result from an increase in the Specified Amount. The maximum charge is calculated as $3.50 per $1,000 of the first $100,000 of the Specified Amount increase, plus $1.50 per $1,000 above $100,000. The maximum charge is $750 for each increase in the Specified Amount.

(4) Additional Deferred Sales Charge. This charge may result from an increase in the Specified Amount and is 25% of the lesser of:

     a) the Target Surrender Premium for the increase in the Specified Amount as shown on the Policy amendment; or

     b) the portion of the actual premiums paid in the first 12 Policy Months following the effective date of the increase in the Specified Amount that exceeds the Target Surrender Premium for the Policy that was in effect prior to the increase in the Specified Amount.


Explanations:

The Target Surrender Premium is based on your age and sex on the date an increase in the Specified Amount is effective. The Company reserves the right to require a minimum premium payment during the first 12 months following the effective date of an increase in the Specified Amount
..
The full surrender charge as calculated above will be reduced by the total of all partial surrender charges previously deducted. In no event will the full surrender charge be less than zero. There are five factors that contribute to the maximum surrender charge you could pay. These factors are your age, your sex, your risk category, the Specified Amount, and the premium paid during the first Policy Year or in the year following an increase in Specified Amount.

Examples: Age 35, male, non-smoker,       $6.46 per $1,000 of Specified Amount
          death benefit option 1

          Age 55, male, smoker,           $14.22 per $1,000 of Specified Amount
          death benefit option 2

          Age 75, male, smoker,           $40.38 per $1,000 of Specified Amount
          death benefit option 2

A decrease in the Specified Amount will not change any existing surrender charges.

Partial         The Company may impose this charge when the Policy is
Surrender       partially surrendered; that is,  when you withdraw a portion of
Charge          the Cash Value. The partial surrender charge is a percentage of the full surrender charge equal to the percentage of Cash
                Surrender Value being withdrawn. For example, if the partial withdrawal is 20% of the Policy's Cash Surrender Value, then
                20% of the full surrender charge will be imposed.

Partial         The Company imposes this charge to compensate it for processing
Surrender       the partial surrender. It is the lesser of 2% of the amount
Administrative  surrendered or $25.
Charge

     Explanation: The partial surrender charge and the partial surrender administrative charge are in addition to the amount surrendered. The charges will be deducted proportionately from all the Subaccounts in which the Policy is invested unless you designate a specific Subaccount; however, the deduction for these charges is not subject to the surrender charge.

Annual Expenses of T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series.

There are deductions from and expenses paid out of the assets of the available Portfolios, which are summarized below. See the accompanying prospectuses for a complete description.

                                                       Investment Management      Other   Total Annual
Portfolio                                             and Administration Fees    Expenses   Expenses
T. Rowe Price Fixed Income Series, Inc.
   T. Rowe Price Prime Reserve Portfolio                      0.55%                0.00%      0.55%
   T. Rowe Price Limited-Term Bond Portfolio                  0.70%                0.00%      0.70%
T. Rowe Price Equity Series, Inc.
   T. Rowe Price Personal Strategy Balanced Portfolio         0.90%                0.00%      0.90%
   T. Rowe Price Equity Income Portfolio                      0.85%                0.00%      0.85%
T. Rowe Price International Series, Inc.
   T. Rowe Price International Stock Portfolio                1.05%                0.00%      1.05%
Janus Aspen Series
   Balanced Portfolio                                         0.65%                0.01%      0.66%
   Growth Portfolio                                           0.65%                0.01%      0.66%
   Aggressive Growth Portfolio                                0.65%                0.02%      0.67%
   Capital Appreciation Portfolio                             0.65%                0.01%      0.66%
   Worldwide Growth Portfolio                                 0.65%                0.04%      0.69%

Portfolios of T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. have an annual all-inclusive Investment Management and Administrative Fee based on their average daily net assets, which includes all expenses related to the Portfolios. The Portfolios calculate and accrue the fees daily. Expenses for the Janus Aspen Series Portfolios are based on expenses for the fiscal year ended December 31, 2001, restated to reflect a reduction in the management fee.

Group Arrangements

The following charges and minimum amounts may be reduced or eliminated when the Policy is issued to individuals or a group of individuals resulting in sales or administrative expense savings:

      front-end sales charge

      monthly administrative charge

      deferred sales charge

      deferred administrative expense charge

      minimum premium

      minimum amount of insurance The Company will determine if a group is entitled to have the charges and minimum amounts reduced or eliminated based on these four factors:

          (1) The size and type of group. Generally, sales expenses for larger groups are less than for small groups because more policies can be issued to a large group with fewer sales contacts.

          (2) The total amount of premium that will be received. Per-policy sales expenses are likely to be less on larger premiums payments than on smaller ones.

          (3) Any prior or existing relationship with the Company. Per-policy sales and administrative expenses are likely to be less when an established relationship exists.

          (4) Other group factors may come to light that warrant a reduction or elimination of the charges and minimum amounts.

From time to time, the Company may modify both the amounts of reductions and the criteria for qualification, but in no event will reduction or elimination of these charges or of any other provision of the Policy be permitted if it will be unfairly discriminatory to any person.

                           POLICY BENEFITS AND RIGHTS

Death Benefit

A death benefit will be payable as long as the Policy is in effect. The death benefit will be reduced by any outstanding Policy loans and any unpaid charges applicable to the Policy. If you are the Insured, when you die, the death benefit will be paid to the named Beneficiary. All or part of the death benefit may be paid in cash or applied under one or more of the optional settlement plans.

Death Benefit Options

There are two death benefit options available, and the amount of the death benefit will depend on the death benefit option in effect at the time of your death. You may elect one of two options to determine the amount of the death benefit.

     Option 1 The death benefit equals the greater of the Specified Amount or the Cash Value multiplied by the applicable corridor percentage.

     Option 2   The death benefit is the greater of

               (a)  the Specified Amount PLUS the Cash Value; or

               (b)  the Cash Value multiplied by a corridor percentage.

The Specified Amount and the Cash Value used to determine the death benefit will be calculated at the end of the Valuation Period next following the date of your death.

                       Corridor Percentages

         Age       %       Age       %      Age       %
     40 or less   250      55      150      70       115
         41       243      56       146     71       113
         42       236      57       142     72       111
         43       229      58       138     73       109
         44       222      59       134     74       107
         45       215      60       130     75       105
         46       209      61       128     76       105
         47       203      62       126     77       105
         48       197      63       124     78       105
         49       191      64       122     79-90    105
         50       185      65       120     91       104
         51       178      66       119     92       103
         52       171      67       118     93       102
         53       164      68       117     94       101
         54       157      69       116     95+      100

Under both Option 1 and Option 2, premium payments and favorable investment results will increase the Cash Value. However, increased Cash Value has a different effect on each option.

            Effect of Increased Cash Value on Death Benefit Options


                Option 1                                       Option 2

         Decreases amount of the monthly           Increases the Policy's death
         deductions and the amount of premium      benefit
         necessary to keep the Policy in effect.

         Increases the amounts available for       Increases the amounts
         Policy loans and surrenders.              available for Policy loans
                                                   and surrenders.

Your insurance goals should determine the death benefit option you choose.

Choose Option 1

if you are satisfied with the amount of your life insurance coverage and prefer to have premium payments and favorable investment results reflect an increase in Cash Value.

Choose Option 2

if you prefer to have favorable investment results partly reflect an increase in the death benefit.

Changing Death Benefit Options

You may change the death benefit option you have selected by sending a written request to the Company. When the Company approves the request, the change will take effect on the Monthly Processing Day next following the date the Company receives the request. A change may result in a new Specified Amount and you may be asked to provide evidence of insurability satisfactory to the Company before the change will be made.

     A change from Option 2 to Option 1

     will increase the Specified Amount by the PolicyAos Cash Value calculated at the end of the Valuation Period next following the effective date of the change. When Option 2 is changed to Option 1, the Company may require evidence of insurability.

     A change from Option 1 to Option 2


     will decrease the Specified Amount by the Policy's Cash Value calculated at the end of the Valuation Period next following the effective date of the change.

Changing the death benefit option will also change the cost-of-insurance charge for the duration of the Policy. The mortality charge is the same under both options, but the difference between the death benefit and the Cash Value varies directly with the Cash Value under Option 1, but is constant under Option 2, unless the death benefit is determined by applying a corridor percentage.

Changing the Specified Amount

You may increase or decrease the Specified Amount of the death benefit by sending a written request to the Company. Any change is subject to the following conditions:

      The Specified Amount cannot be changed during the first Policy Year.

      The Specified Amount can only be changed once during any subsequent Policy Year.

      The Specified Amount cannot be less than the minimum Specified Amount, which is currently $50,000, unless the Company's current rules allow a lower amount.


A decrease will become effective on the Monthly Processing Day following the date the Company receives a request and will be effected on a last-in-first-out basis. That is, for purposes of determining the cost of insurance charge, a decrease will apply to the Specified Amount provided by the most recent increase; then the next most recent increase successively; then the initial Specified Amount. The Company will not permit a decrease in the Specified Amount if the decrease causes the Policy to violate the maximum premium limitation (see A'Maximum Premium LimitationA" on page 13). The Company will impose a deferred sales charge when the Specified Amount is decreased.

You must submit a supplemental application to request an increase in the Specified Amount. You will be required to provide satisfactory evidence of insurability. Any increase approved by the Company will become effective on the Monthly Processing Day next following the CompanyAos approval. An increase will not become effective if the PolicyAos Cash Surrender Value is insufficient to cover the monthly deduction for the Policy Month following the increase. When the Specified Amount is increased, you have the right to the free-look and Policy exchange privileges.

Effects of Changing the Specified Amount

Changing the Specified Amount will result in a change in the cost of insurance charge because the amount of the cost of insurance charge depends on the difference between the death benefit option in effect and the Cash Value.

In addition, changing the Specified Amount may affect the premium requirement for the minimum death benefit guarantee.

Whenever the Specified Amount is increased, a separate full surrender charge will be calculated based on the amount of the increase, unless the increase is due to a change from death benefit Option 2 to death benefit Option 1. No increase will be allowed if the Policy does not have sufficient Cash Surrender Value to support the additional deferred charges. As a condition following an increase, the Company may require payment of additional premium equal to the first year minimum premium that would be charged based on the then-age and risk class for a newly-issued policy with a Specified Amount equal to the amount of increase. Because the cost of insurance varies directly with the difference between the death benefit and the Cash Value, an increase in the Specified Amount will generally require higher premium payments to support the Policy.

     Example: Assume a 40-year-old non-smoker buys a $100,000 policy and chooses death benefit Option 1. Also assume that all policy charges and deductions are made and that the net investment return after all asset-based charges are deducted is 6% (7.98% gross investment return). The following table shows the effect on Cash Values and Cash Surrender Values under three alternatives:

          (1)  the Specified Amount is not changed

          (2)  the Specified Amount is increased to $250,000

          (3) the Specified Amount is decreased to $50,000 The changes occur five years after the policy is issued.

                          No change in                         Increase in Specified                 Decrease in Specified
                        Specified Amount                       Amount to $250,000                     Amount to $50,000
                 Sum of                 Cash               Sum of              Cash                Sum of               Cash
End of          Premiums      Cash     Surrender          Premiums    Cash    Surrender           Premium    Cash     Surrender
Policy Yr.        Paid        Value     Value               Paid      Value    Value               Paid      Value     Value

  6               9,076       8,097      7,660             11,931     10,522      8,947             8,121     7,296      6,859
  7              10,589       9,683      9,391             16,299     14,652     13,223             8,679     8,042      7,751
  10             15,127      14,894     14,894             29,403     28,289     27,379            10,353    10,490     10,490
  20             30,253      38,036     38,036             73,084     90,226     90,226            15,934    21,350     21,350
  Age 65         57,817      53,891     53,891             94,924    134,196    134,196            18,724    28,929     28,929

Explanation: The premium paid in all cases is assumed to be equal to the minimum death benefit guarantee premium, which would be $1,513 at issue, increases to $4,368 when the Specified Amount is increased to $250,000, and decreases to $558 when the Specified Amount is decreased to $50,000.

Policy Maturity
If the Policy is
 in effect on the Policy Anniversary Date on or after your 95th birthday, the Policy will mature and the Cash Value, less any amounts owed for Policy loans calculated at the end of the Valuation Period following the Maturity Date, will be paid to you. You may take the Cash Value in a lump sum or payment can be made under a settlement option acceptable to the Company.

Cash Value

The PolicyAos Cash Value is the sum of the Subaccount Cash Values and any Cash Value held in the CompanyAos General Account to secure a Policy loan. Cash values will be determined at the end of every Valuation Period and may change on each Valuation Date. The Cash Value will vary with the investment performance of the underlying Portfolios and in relation to the charges deducted and the premiums paid. There is no guaranteed minimum cash value.

Determination of Accumulation Unit

An accumulation unit is an accounting unit of measure used to calculate Policy values. The value of an accumulation unit may vary from Valuation Period to Valuation Period. Net premiums allocated to a Subaccount are credited in accumulation units. Charges deducted from a Subaccount, including monthly deductions, result in cancellation of accumulation units. The number of accumulation units credited to or canceled from a Subaccount is determined by dividing the dollar value of the credit or cancellation by the value of one accumulation unit.

Example: Dollar value of credit (net premium payment)  =   $100

         Value of one Subaccount accumulation unit     =   $ 10

         $100/$10 = 10 accumulation units credited to Subaccount

The Subaccount Cash Value is determined by multiplying the number of accumulation units attributable to the Subaccount by the value of one accumulation unit for the Subaccount.

Example: Number of Policy Owner accumulation units
         in Subaccount                                =  250

         Value of one Subaccount accumulation unit    =  $10

         250  x  $10 = $2,500 Cash Value

Initially, the value of one accumulation unit was set at $10. For each subsequent Valuation Period, the Company determines the accumulation unit value. It does this by

     (1) determining the total amount of money invested in the particular Subaccount;

     (2) subtracting from that amount the mortality and expense risk premium, the death benefit guarantee risk charge and any other charges, such as taxes, the Company has deducted; and

     (3)  dividing this amount by the number of outstanding accumulation units.

Policy Surrender

While the Policy is in effect, you may request a partial or full surrender of the Policy. Your request for a surrender must meet the following requirements:

      it must be in writing

      it must made while the Policy is in effect

      it must be made during your lifetime

      it must be made prior to the Maturity Date

Partial Surrender

A partial surrender is treated as a withdrawal of part of the Policy's Cash Value. The amount of the surrender will be taken from the Cash Value of the Subaccount or Subaccounts you designate and will result in cancellation of Subaccount accumulation units. Unless you specify otherwise, accumulation units will be canceled from each applicable Subaccount in the ratio that the Cash Value of each Subaccount bears to the total of all Subaccount Cash Values.

The Company will deduct a partial surrender administrative charge equal to 2% of the amount surrendered or $25, whichever is less. The Company may also deduct a partial surrender charge.

The Policy's Cash Value and death benefit will be reduced by the sum of

     (1)  the amount of the partial surrender, PLUS

     (2)  the partial surrender administrative charge, PLUS

     (3)  the partial surrender charge.


If you have selected death benefit Option 1, a partial surrender will cause the Specified Amount to decrease by the sum of

     (1)  the amount of the partial surrender, PLUS

     (2)  the partial surrender administrative charge, PLUS

     (3)  the partial surrender charge.

While there currently is no limit to the number of partial surrenders that you can make during a Policy Year, the Company reserves the right to impose a limit.

You should consult your tax adviser as to the possible tax consequences if the amount of the partial surrender exceeds premiums paid. It may be more advantageous for you to take out a Policy loan if the need for cash is temporary.

Full Surrender

Under a full surrender, the Company will pay you the entire Cash Surrender Value of the Policy and the Policy will terminate. The full Cash Surrender Value is equal to the Cash Value calculated at the end of the Valuation Period next following the date on which the Company receives the request for full surrender, less any outstanding Policy loans and less the full surrender charge. The full surrender charge is calculated as of the end of the Valuation Period next following the date on which the Company receives the request for a full surrender.

Policy Loans
As long as the Policy is in effect, you may obtain a loan from the Company using the Policy as the only security, subject to the following restrictions:

      You cannot make a request before the first Anniversary Date of the Policy.

      You must make the request in writing.

      The maximum loan amount is 90% of (a) MINUS (b), where:

          (a)  is the Policy's Cash Value, and

          (b) is the full surrender charge at the end of the Valuation Period during which the loan request is received.

      The maximum amount you can borrow at any one time is the maximum loan amount, less any outstanding Policy indebtedness, including any other outstanding Policy loans.

      If the loan is approved, the Company will send a check within seven days after it receives the loan request.

      Payment of any loan proceeds may be suspended under certain circumstances as detailed in the section entitled "Suspension of Payments."

      Loan proceeds may be taxable if the Policy is a modified endowment contract. See A'Federal Tax Status.A"

Allocation of Loans

At the end of the Valuation Period during which the loan is made, a portion of the Cash Value equal to the loan amount will be transferred from the Subaccounts of the Variable Life Account into the General Account of the Company. The amount transferred to the General Account does not participate in the investment experience of the Variable Life Account. The amount of any interest due on the loan that remains unpaid is also transferred to the General Account. These transfers result in the cancellation of accumulation units within the Subaccounts of the Variable Life Account. Unless you specify otherwise, accumulation units will be canceled from each applicable Subaccount in the ratio that the Cash Value of each Subaccount bears to the total of all Subaccount Cash Values.

Interest Charged\
The Company will charge an annual effective interest rate of 8% on Policy loans. Interest is due at the end of each Policy Year. Unpaid interest will be added to the existing Policy loan and charged interest at 8%.

Interest Credited

Interest will accrue daily on the Cash Value held in the General Account at an annual rate of 6% and will be credited at the end of each Policy Year. Credited interest will be transferred to the Variable Life Account and allocated to the Subaccounts in the same manner that premium payments are allocated to the Subaccounts.

Lapse Due to Loan

Policy indebtedness is the sum of all outstanding Policy loans and accrued interest. If Policy indebtedness causes the Cash Surrender Value of the Policy to equal zero or become negative, and the death benefit guarantee is not in effect, the Company will notify you, along with any collateral assignee of record, that the Policy will lapse and terminate without value.
In order to prevent the Policy from lapsing and terminating without value, you must make a payment to the Company within 61 days from the date the notice is sent. The payment must at least equal the amount by which the Policy indebtedness exceeds the Cash Value less any remaining surrender charges. Policy indebtedness will affect the applicability of the death benefit guarantee.

Loan Repayment

You may repay Policy loans in full or in part at any time while the Policy is in effect. Outstanding Policy loans and accrued interest are subtracted from final payments made under the Policy. These are:

           the death benefit paid on your death

           the Cash Value when there is a full surrender of the Policy the Cash Value payable at the Maturity Date

When you make a Policy loan payment, an amount equal to the payment is transferred from the Cash Value in the General Account securing the loan to the Variable Life Account and is allocated to the Subaccounts in the same manner that premium payments are allocated to the Subaccounts. If you send a loan payment to the Company, you must indicate that it is a loan repayment. Otherwise, the payment will be treated as a premium payment.

                            OTHER POLICY PROVISIONS

Policy Owner

It is assumed that the Policy Owner is the Insured, unless otherwise specified in the Policy application. The Policy Owner may exercise all rights and privileges granted under the Policy without the consent of any revocable Beneficiary.

Contingent Policy Owner

If you are the Policy Owner, but not the Insured, you may name a Contingent Policy Owner. In that situation, if you die before the Insured, the Contingent Policy Owner you have named in the application becomes the Policy Owner and possesses all rights of the Policy Owner. At your death, if the Contingent Policy Owner is deceased, or if you have not named a Contingent Policy Owner, ownership of the Policy passes to your estate.

Changing the Policy Owner or Contingent Policy Owner

By providing the Company with a dated and signed written notice, you may change the Policy Owner or the Contingent Policy Owner if you are not also the Insured. After the Company records the change, it becomes effective as of the date of the written notice. The Insured does not have to be living when the Company records a change in Policy Owner in order for the change to be effective. You do not have to be living when the Company records a change of Contingent Policy Owner in order for it to be effective. The Company will not be responsible for any payment made or any other action taken before it records a change.

Beneficiary
The Beneficiary is named in the application. If, for whatever reason, there is no Beneficiary when the Insured dies, the Company will pay the death benefit to you as the Policy Owner, or to your estate if you are deceased when the Insured dies. If the Beneficiary dies at the same time or within 10 days of the Insured, the death benefit will be paid as though the Beneficiary died before the Insured.

Changing the Beneficiary
By providing the Company with a dated and signed written notice, you may change the Beneficiary. After the Company records the change, it becomes effective as of the date of the written notice. The Insured does not have to be living when the Company records a change in Beneficiary in order for it to be effective. The Company will not be responsible for any payment made or any other action taken before it records the change.

Assignment

As the Policy Owner, you may assign the Policy as collateral. The Company is not responsible for the validity or effect of any collateral assignment. The interest of any revocable Beneficiary will be subject to the terms of the assignment. The Company will not be responsible for knowledge of any assignment until it receives written notice of the assignment and records the assignment.

Incontestability

Except if you fail to pay premiums, the Company will not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the date the Policy was issued. This will not apply to any riders to the Policy. Any increase in the Specified Amount after the date the Policy is issued will be incontestable only after the increase has been in effect during the Insured's lifetime for two years after the effective date of the increase.

Misstatement of Age or Sex

If your age or sex has been misstated in the application, the death benefit will be adjusted by the difference between the monthly charges actually deducted and the monthly charges that would have been deducted at the correct age and sex. The adjustment will be accumulated based on investment returns that were credited to the Cash Value.

No Dividends

The Policy is non-participating, which means you will not receive dividends or share in the CompanyAos profits or surplus.

Optional Settlement Plans

The Company will pay benefits under the Policy in one lump sum unless you choose an optional settlement plan. The following provisions apply:

           You may choose a settlement plan while the Policy is in effect and while the Insured is living.

           If you have not chosen a settlement plan, your Beneficiary may choose one after your death.

           In order to choose a settlement plan, you must send a dated and signed written notice to the Company.

           If approved by the Company, the plan you choose will be effective from the date the notice was signed.

           The Company will not be responsible for any payment made or other action taken before the selection has been recorded by the Company.

You can choose from the following settlement plans:

Plan 1         The Company will hold the Policy proceeds in the General
Proceeds Held  Account and make payments at the times and in the amounts that
at Interest    you and the Company agree on, as long as the Policy remains in effect. Payments can be made monthly, quarterly, annually, or in a lump sum, or any other mode that you and the Company may agree on. The Company will credit the Policy proceeds held with an effective annual interest rate of at least 4%. When the payee dies, any remaining Policy proceeds will be paid to his or her estate, unless otherwise specified.

Plan 2         The Company will make monthly payments in a fixed amount as long
Lifetime       as the payee lives.  A guaranteed number of payments maybe
Payments       chosen. If the payee dies before the guaranteed  number of
with a         payments has been made, the Company will continue the payments
Guarantee      until the guaranteed number of payments has been made.

                             SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone any payment under the Policy when:

     (1) the New York Stock Exchange is closed (on other than customary weekend and holiday closings);

     (2)  trading on the New York Stock Exchange is restricted;

     (3) an emergency exists and it is not reasonably practicable to dispose of the securities held in the Variable Life Account, or it is not reasonably practicable to determine the net asset value of the Variable Life Account; or

     (4) during any other period when the Securities and Exchange Commission permits suspension of payments.

The applicable rules and regulations of the Securities and Exchange Commission will control as to whether conditions (2) or (3) exist.

                               FEDERAL TAX STATUS

NOTE: The following discussion is based on the CompanyAos understanding of current federal tax laws applicable to life insurance in general. The Company cannot predict if these laws will change. Section 7702 of the Internal Revenue Code of 1986, as amended (the A'CodeA"), defines the term A'life insurance contractA" for purposes of applying the tax laws to life insurance policies. The Company believes that the Policy qualifies as a life insurance contract under
Section 7702; however, the Company does not guarantee the tax status of the Policy. You bear the complete risk that the Policy may not be deemed a life insurance contract by the Internal Revenue Service (A'IRSA"). The following discussion is not exhaustive and you should understand that there may be special federal tax rules not discussed in this Prospectus that are applicable in certain situations. You are cautioned to consult your own tax adviser regarding how federal tax laws may apply to the Policy.

Introduction

This discussion of federal tax status is general in nature and is not intended to provide you with tax advice. You should discuss the applicability of federal tax laws on the Policy with your tax adviser. No attempt has been made to consider any state tax laws or any other tax laws. The Company is not making any representations or guarantees that current federal tax laws will not be changed or that current interpretations of the federal tax laws will not be changed.

The Company is taxed as a life insurance company under federal tax laws. For federal income tax purposes, the Variable Life Account is not a separate entity from the Company and its operations form a part of the Company.

Modified Endowment Contracts

Federal tax laws alter the treatment accorded to loans and certain distributions from life insurance policies that are considered to be modified endowment contracts or MECs. Generally, the variable life insurance policy described in this Prospectus will not be considered a modified endowment contract.

A modified endowment contract is a contract which is entered into or materially changed on or after June 21, 1988, and fails to meet the 7-pay test. A policy fails to meet the 7-pay test when the cumulative amount paid under a contract at any time during the first 7 years of the contract exceeds the sum of the net level premiums that would have been paid on or before such time if the contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change includes any increase in the future benefits or addition of qualified additional benefits provided under a contract unless the increase is due to the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first 7 years of the contract; or

     the crediting of interest or other earnings (including dividends) with respect to such premiums.

Additionally, any policy issued in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract regardless of whether it meets the 7-pay test. However, an exchange under
Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a modified endowment contract if no additional premiums are paid. Due to the flexible premium feature of a variable life insurance policy, the circumstances of each policy will be considered individually in determining whether it will be treated as a modified endowment contract.

If a policy is determined to be a modified endowment contract, partial or full surrenders and/or loan proceeds are taxable to the extent of income in the policy. In addition, such distributions from a policy within two years before it becomes a modified endowment contract will also be taxed in this manner. Such distributions are deemed to be on a last-in-first-out basis, which means that the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of loans or surrenders. The penalty will not apply to any distribution:

      made to a taxpayer who is at least age 59-1/2 on the date of the distribution;

      made to a taxpayer who is disabled as defined in Section 72(m)(7) of the Code; or

      made as part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a policy is not classified as a modified endowment contract, then any surrenders will be treated first as a recovery of the investment in the policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the policy within the first 15 years after the policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the policy.

Any loan from a policy that is not classified as a modified endowment contract will be treated as indebtedness of the Policy Owner and not as a distribution. Upon complete surrender (or lapse of the Policy) or when maturity benefits are paid, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Policy Owner, the excess generally will be treated as ordinary income.

Interest paid on a policy loan is generally not deductible. Furthermore, no deduction will be allowed for interest on a loan under a policy covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer except for, in limited circumstances, policies on "key persons" as that term is defined in the Code. The deductibility of interest payable on policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

Business Use. Businesses can use the Policy in various arrangements including non-qualified deferred compensation plans, split dollar insurance plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

State Law. State regulations require that the Policy Owner have an appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

You should consult your own tax adviser regarding the treatment of your policy and the possible tax consequences of taking loans or surrenders from your policy.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the U.S. Treasury Department. If it is determined that your variable life insurance policy does not qualify as a life insurance contract, you will be liable for federal income taxes on the earnings portion of the Policy prior to receiving any pay-outs from the policy. The Code has a safe harbor provision which provides that life insurance policies, such as your variable life Policy, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

In 1989, the Treasury Department issued regulations which amplify the diversification requirements for variable contracts and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

      no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

      no more than 80% of the total assets of the portfolio is represented by any three investments;

      no more than 90% of the total assets of the portfolio is represented by any four investments.

For purposes of the regulations, all securities of the same issuer are treated as a single investment and each U.S. government agency or instrumentality is treated as a separate issuer.

The Company intends that all underlying assets of the Variable Life Account will be managed in order to comply with these diversification requirements.

Policy Owner Control

Currently, there is no official guidance as to whether, or under what circumstances, control of the investments of the Variable Life Account by the owners of variable life policies will cause the owners to be treated as owners of the assets of the Variable Life Account, thereby causing the variable life Policy to lose its favorable tax treatment.

The amount of Policy Owner control which may be exercised under the Policy is different in some respect from the situations addressed in published rulings issued by the IRS in which it was held that a policy owner was not the owner of the assets of a separate account. It is unknown whether these differences, such as the Policy OwnerAos ability to transfer among investment choices or the number and type of investment choices available, would cause the Policy Owner to be considered the owner of the assets of the Variable Life Account.

In the event any forthcoming guidance or ruling sets forth a new position, the guidance or ruling will generally be applied only prospectively. However, if the ruling or guidance does not set forth a new position, it may be applied retroactively, resulting in the Policy Owner being retroactively determined to be the owner of the assets of the Variable Life Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy

The Policy has been designed to comply with the definition of a life insurance contract contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that mortality and other expense charges be reasonable. In establishing these charges, the Company has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While every attempt has been made by the Company to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that that the IRS will not concur with the Company's interpretations of Section

7702 that were made in determining such compliance. In the event the Policy is determined not to comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult a tax adviser regarding the tax consequences of purchasing the Policy.

Tax Treatment of Settlement Options

Under the Code, a portion of the settlement option payments which are in excess of the death benefit proceeds are included in the beneficiaryAos taxable income. Under a settlement option payable for the lifetime of the beneficiary, the death benefit proceeds are divided by the beneficiaryAos life expectancy (or joint life expectancy in the case of a joint and survivor option) and proceeds received in excess of these prorated amounts are included in taxable income. The value of the death benefit proceeds is reduced by the value of any period certain or refund guarantee. Under a fixed payment or fixed period option, the death benefit proceeds are prorated by dividing the proceeds over the payment period under the option. Any payments in excess of the prorated amount will be included in taxable income.

Policy Proceeds

The tax treatment accorded to loan proceeds and/or surrender payments from the Policy will depend on whether the Policy is considered to be a modified endowment contract. Otherwise, the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit is excluded from the gross income of the Beneficiary under Section 101(a) of the Code. Also, you, as the Policy Owner are not deemed to be in constructive receipt of the Cash Value or Cash Surrender Value, including increments thereon, under the Policy until there is a distribution of such amounts.

If death benefit proceeds are held by the Company at interest, any interest credited is included in the BeneficiaryAos taxable income for the year in which the interest is credited. If the Policy death proceeds are paid under the lifetime payments with a guarantee plan, the payments will be prorated between the amount attributable to the death benefit, which is excluded from the BeneficiaryAos income, and the amount attributable to interest, which is included in the Beneficiary's income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

Multiple Policies

The Code provides that multiple modified endowment contracts which are issued within a calendar year period to the same Policy owner by one company or its affiliates are treated as one modified endowment contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from the combination of contracts. You should consult a tax adviser prior to purchasing more than one modified endowment contract in any calendar year period.

Tax Treatment of Assignments

Assigning or pledging the Policy may be a taxable event. You should consult a tax adviser before assigning or pledging the Policy.

Qualified Plans

The Policy may be used in conjunction with certain qualified retirement plans. Because the rules governing such use are complex, you should consult with a pension consultant before purchasing the Policy.

Income Tax Withholding

All distributions or the portion thereof which is includable in gross income of the Policy Owner are subject to federal income tax withholding. However, in most cases, you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

                      VARIABLE LIFE ACCOUNT VOTING RIGHTS

The Company is the legal owner (shareholder) of the Portfolio shares. However, the Company believes that when a Mutual Fund solicits proxies in connection with a vote of shareholders, it is required to obtain from you, and other affected Policy Owners, instructions as to how to vote those shares.

For purposes of voting the Mutual Fund shares held in the Variable Life Account at a shareholder meeting of the Mutual Fund, your voting interest will be determined as follows: you may cast one vote for each $100 of Cash Value of your

Policy allocated to the Subaccount on the record date for the shareholder meeting of the Mutual Fund. If, however, you have a Policy loan outstanding, any amount transferred from the Variable Life Account to the General Account in connection with the loan will not be considered in determining your voting interest.

If a Mutual Fund holds a shareholder meeting at which you are entitled to vote, you will receive periodic reports, proxy material, and a form on which you can give voting instructions.

The Company will determine the number of shares that you will have a right to vote as of a date chosen by it, which will not be more than 60 days prior to the shareholder meeting. The Company will send you proxy material and a form for giving voting instructions at least 14 days prior to the shareholder meeting.

In accordance with its view of present law, the Company will vote the shares of the applicable Mutual Fund held in the Variable Life Account in accordance with instructions received from all persons having a voting interest in that particular Mutual Fund. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Company will vote its own shares in the same proportion as it votes shares for which it has received instructions.

If the applicable law with respect to voting rights is amended or if the interpretation of the law changes, and it is determined that the Company has authority to vote the shares of the Mutual Fund in its own right, it may elect to do so.

Voting Instructions Disregarded

The Company may, when required to do so by state insurance authorities, vote shares of the applicable Mutual Fund without regard to instructions from persons having a voting interest if the voting instructions would cause the Mutual Fund to make (or refrain from making) investments that would result in changes in the sub-classifications or investment objectives of the Mutual Fund. The Company may also disapprove changes in the investment policy initiated by the persons having a voting interest or by the directors or trustees of the Mutual Fund if the Company's disapproval is reasonable and based on a good faith determination that the change would violate state law or the change would not be consistent with the investment objective of the Mutual Fund, or varies from the general quality and nature of investments and investment techniques used by other Mutual Funds with similar investment objectives underlying other separate accounts of the Company or of an affiliated life insurance company.

In the event the Company does disregard voting instructions, it will provide a summary of its reasons for doing so in the next semi-annual report to Policy Owners.

                           MANAGEMENT OF THE COMPANY

The following table lists the officers and directors of the Company, along with their principal occupations.

NAME                      POSITION WITH COMPANY    PRINCIPAL OCCUPATION

Dale R. Schuh             Chairman of the Board    Chairman of the Board, Chief
                          and Director             Executive Officer and
                                                   President of Sentry
                                                   Insurance a Mutual Company

Wallace D. Taylor         President                Vice President, Life, Health
                                                   and Annuities of Sentry
                                                   Insurance a Mutual Company

Janet L. Fagan            Vice President and       Vice President and Chief
                          Director                 Actuary of Sentry Insurance
                                                   a Mutual Company

William M. O'Reilly       Secretary and Director   Vice President, General
                                                   Counsel and Corporate
                                                   Secretary of Sentry Insurance
                                                   a Mutual Company

William J. Lohr           Treasurer and Director   Vice President and Treasurer
                                                   of Sentry Insurance a Mutual
                                                   Company

James J. Weishan          Director                 Vice President, Investments
                                                   of Sentry Insurance a Mutual
                                                   Company

                           DISTRIBUTION OF THE POLICY

Sentry Equity Services, Inc. (A'SESIA"), a wholly owned subsidiary of Sentry Insurance a Mutual Company, serves as principal underwriter of the Policy. The Policy is sold by sales representatives who, in addition to being licensed as life insurance agents for the Company, are also NASD registered representatives for SESI. SESI may also enter into written sales agreements with other broker-dealers.
The following persons are the officers and directors of SESI. The business address for each person is 1800 North Point Drive, Stevens Point, WI 54481.

         Name                       Positions and Offices With SESI
         Dale Schuh                 Director and Chairman of the Board
         Wallace D. Taylor          President
         John B. Clifford           Vice President
         William M. O'Reilly        Director and Secretary
         William J. Lohr            Director and Treasurer

Registered representatives are compensated on a commission and service fee basis by SESI. The Company reimburses SESI for the compensation it pays to registered representatives and for other direct and indirect expenses SESI incurs in marketing and selling the Policy. These expenses include advertising and promotion, field management compensation, and deferred compensation and insurance benefits for registered representatives and field managers. The amount of brokerage commission and expense reimbursement received by SESI as of December 31, 2001, for distributing the Policy was $53,675.

The following chart shows the levels of compensation paid by SESI to registered representatives.

First-Year Commisisons          50% to 55% of the first-year premium paid; the
                                commission may be higher under certain
                                circumstances, but will not exceed 80% of the first-year premium paid.

Renewal Commissions             An amount not exceeding 2% of renewal premium
                                paid.

Service Fee                     An amount not exceeding .25% of the Cash Value
                                of the policies attributable to the registered representative.

Additional Compensation         May be paid to registered representatives who
                                meet certain production and persistency
                                requirements.

                                STATE REGULATION

The Company is subject to the insurance laws of the state of Wisconsin and is regulated by the Wisconsin Insurance Department. It is also subject to the insurance laws of each state in which it is authorized to do business. Each year, the Company files an annual statement with the various state insurance departments which contains information about the operation of the Company and its financial condition as of the most recent year-end. The Wisconsin Insurance Department periodically examines the Company's books and records in order to certify that the Company has correctly stated its policy liabilities and reserves. Any regulation or examination of the Company does not involve supervision of the Company's management or its investment practices or policies.

                            REPORTS TO POLICY OWNERS

As a Policy Owner, you will receive confirmation of the following transactions:

      receipt of any premiums (except premiums received before the date the Policy is issued and those received via an automatic premium payment plan)

      any change in the allocation of premiums

      any transfer between Subaccounts

      any loan, interest repayment, or loan repayment

      any partial surrenders

      any return of premium necessary to comply with applicable maximum premium limitations.

If you have chosen an automatic premium payment plan, you will receive an annual statement showing the dates and amounts of premiums paid. You will be entitled to a receipt for any premium payment upon request.

You will
receive confirmation of the following transactions within 7 days:

      exercise of the free-look privilege

      exchange of the Policy

      full surrender of the Policy

      payment of the death benefit

Within 30 days after each Policy Anniversary, you will receive an annual statement containing the following information:

     the current amount of death benefit
     the current Cash Value
     the current Cash Surrender Value
     current Policy indebtedness
     all premiums paid and charges deducted for the previous Policy Year all transactions confirmed during the previous Policy Year

Semi-annually, you will receive a report for T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series which will contain all applicable information and financial statements required by federal securities laws and regulations.


Under federal securities law, the Company is required to provide Contract Owners with certain periodic reports, including financial reports. In some cases, multiple Contract Owners reside in the same household. Rather than sending multiple copies of the same report to one household, the Company will mail only one report to an address at which two or more Contract Owners reside.


PLEASE NOTE: If you reside in a household with other Contract Owners but you want to receive your own separate copy of all reports to Contract Owners, you must notify us by taking the following action:

   Call the Company toll free at 1-800-533-7827
   Ask to speak an Annuity Service Representative

Documents and reports related to your individual Contract, such as transaction confirmations, will be sent to you individually.

PRIVACY

Protecting your personal information is a priority for the Company and the CompanyAos affiliated companies which are listed below. The Company collects, retains and uses personal information for the purposes of providing suitable products and services to its customers.

The Company will collect information you provide on applications or other forms, or in your verbal responses to questions. This may include identifying information such as your name, social security number, and address, as well as information about your assets and income. The Company will also collect information about your transactions with the Company, including payments and contract values.

The Company and its affiliates listed below do not sell customer lists or any personal information regarding their customers.

The Company and its affiliates do not disclose nonpublic personal financial information about customers to nonaffiliated third parties, except as permitted by law.

The Company may share personal financial information about you with its affiliated companies in order to make additional products and services available to you.

The Company maintains physical, electronic and procedural safeguards to protect your personal financial information. The Company restricts access to nonpublic personal financial data to those persons who need to know that information to provide services to you.

Any entity which provides support services to the Company is required to protect customersAo personal information.

When necessary, these privacy policies may be amended.

If you have questions regarding the CompanyAos privacy policies, please write to Corporate Compliance/Privacy, 1800 North Point Drive, Stevens Point, WI 54481.

Companies affiliated with the Company:
Sentry Insurance a Mutual Company
Sentry Casualty Company
Sentry Equity Services, Inc.
Sentry Insurance Agency, Inc.
Sentry Fund, Inc.
Sentry Life Insurance Company of New York
Sentry Lloyds of Texas
Sentry Select Insurance Company
Parker Services, L.L.C.
Parker Stevens Agency, Inc.
Parker Stevens Agency of Massachusetts
Parker Stevens Agency of Texas, Inc.
Parker Stevens Agency of Wisconsin, L.L.C.
Patriot General Insurance Company
Middlesex Insurance Company
Dairyland Insurance Company
Dairyland County Mutual Insurance Company of Texas

LEGAL PROCEEDINGS

Neither the Variable Life Account nor SESI are parties to any legal proceedings. The Company is engaged in various kinds of routine litigation which, in the opinion of the Company, are not material to the operation of the Company or to its financial condition.

                          Sentry Life Insurance Company
                    Report on Audits of Financial Statements
                                 Statutory Basis
                 For the Years Ended December 31, 2001 and 2000


                         REPORT OF INDEPENDENT AUDITORS

                   To the Board of Directors and Shareholder
                         Sentry Life Insurance Company


We have audited the accompanying statutory-basis balance sheets of Sentry Life Insurance Company (the "Company") as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance (statutory), which practices differ from accounting principles generally accepted in the United States of America (GAAP). We have only been engaged by the Company to audit the accompanying statutory-basis financial statements. The Company is not required to prepare GAAP financial statements and does not prepare GAAP financial statements. The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. We are therefore required in the following paragraph to issue an adverse opinion as to the conformity of these financial statements with GAAP.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

As discussed in Notes 1 and 16 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners, Accounting Practices and Procedures Manual - Effective January 1, 2001, as required by the State of Wisconsin Office of the Commissioner of Insurance. The effect of adoption is recorded as an adjustment to policyholders' surplus as of January 1, 2001.


February 15, 2002

                          SENTRY LIFE INSURANCE COMPANY
                         Statutory-Basis Balance Sheets
                           December 31, 2001 and 2000


Assets                                   2001               2000
------                                  ------             ------
Investments:
  Bonds                             $1,189,233,485      $1,144,554,736
  Investment in subsidiary              10,574,548          10,092,789
  Policy loans                          22,965,049          23,400,410
  Cash and short-term investments       23,816,092          20,076,150
                                     -------------        ------------
    Total investments                1,246,589,174       1,198,124,085

Accrued investment income               21,127,362          20,323,113
Premiums deferred and uncollected        5,493,460           5,582,212
Other assets                             1,548,144           1,912,840
Assets held in separate accounts       620,808,238         660,799,928
                                    --------------      --------------
    Total admitted assets           $1,895,566,378      $1,886,742,178
                                     =============       =============

The accompanying notes are an integral part of these statutory-basis financial statements.

                          SENTRY LIFE INSURANCE COMPANY
                   Statutory-Basis Balance Sheets - continued
                           December 31, 2001 and 2000

Liabilities                              2001               2000
-----------                            --------          ---------
Future policy benefits:
  Life                              $  259,539,715      $  257,461,131
  Accident and health                   16,245,572          15,353,595
  Annuity                              806,238,874         769,182,895
Policy and contract claims:
  Life                                   4,087,113           4,268,395
  Accident and health                      992,467           1,100,764
Premium and other deposit funds          1,477,933           1,342,788
Other policyholder funds                 2,590,937           2,483,042
Accounts payable and other
   liabilities                           4,125,901           5,122,659
Federal income taxes accrued             7,067,901           7,841,776
Asset valuation reserve                  1,758,771           5,214,838
Interest maintenance reserve             2,966,901           3,649,316
Liabilities related to separate
   accounts                            619,347,304         659,414,762
                                     -------------       -------------
    Total liabilities                1,726,439,389       1,732,435,961
                                     -------------       -------------

Capital Stock and Surplus
-------------------------
Capital stock, $10 par value;
  authorized 400,000 shares;
  issued and outstanding 316,178
  shares                                 3,161,780           3,161,780
Paid-in surplus                         43,719,081          43,719,081
Earned surplus, unappropriated         122,246,128         107,425,356
                                     -------------       -------------
  Total capital stock and surplus      169,126,989         154,306,217
                                     -------------       -------------
  Total liabilities, capital stock
    and surplus                     $1,895,566,378      $1,886,742,178
                                     =============       =============


The accompanying notes are an integral part of these statutory-basis financial statements.

                          SENTRY LIFE INSURANCE COMPANY
                    Statutory-Basis Statements of Operations
                 For the years ended December 31, 2001 and 2000

                                         2001               2000
                                       -------             -------
Premiums and other income:
  Premiums and annuity
    considerations                  $  194,553,780      $   90,972,151
  Commissions and expense
    allowances on reinsurance ceded      8,329,939           9,530,745
  Net investment income                 94,404,840          92,570,131
  Other income                           8,671,938           8,716,281
                                     -------------       -------------
   Total premiums and other income     305,960,497         301,789,308
                                     -------------       -------------
Benefits and expenses:
  Policyholder benefits and fund
     withdrawals                       180,987,207         197,452,449
  (Decrease) increase in future
     policy benefits and other
     reserves                           40,124,845         (11,552,341)
  Commissions                            7,231,146           7,579,857
  Other expenses                        28,129,776          28,398,543
  Transfers to separate
     accounts, net                      23,795,673          53,983,031
                                     -------------       -------------
  Total benefits and expenses          280,268,647         275,861,539
                                     -------------       -------------

Income before federal income tax
  expense and net realized losses
  on investments                        25,691,850          25,927,769

    Federal income tax expense,
     less tax on net realized
     losses and transfers to
     the IMR                             7,001,502            7,977,424
                                     -------------       --------------
Income before net realized losses
  on investments                        18,690,348           17,950,345

    Net realized losses on
      investments                       (8,441,463)          (1,879,847)
                                     -------------       --------------
Net income                          $   10,248,885      $    16,070,498
                                     =============       ==============


The accompanying notes are an integral part of these statutory-basis financial statements.

                          SENTRY LIFE INSURANCE COMPANY
       Statutory-Basis Statements of Changes in Capital Stock and Surplus
                 For the years ended December 31, 2001 and 2000


                                         2001               2000
                                       -------            -------
Capital stock, beginning of year    $    3,161,780      $     3,161,780
                                     -------------       --------------
Paid-in surplus, beginning and
  end of year                           43,719,081           43,719,081
                                     -------------       --------------
Earned surplus, unappropriated:
  Balance at beginning of year         107,425,356           90,612,838
  Net income                            10,248,885           16,070,498
  Change in non-admitted assets         (1,966,996)                 846
  Change in liability for
    reinsurance                             -                    10,000
  Change in asset valuation reserve      3,456,067              510,715
  Change in net deferred income tax
    asset                                1,973,795                 -
  Cumulative effect of changes in
    accountingp principles                 651,647                 -
  Change in net unrealized gains
    (losses) on investments                457,374               220,459
                                     -------------       ---------------
Balance at end of year                 122,246,128           107,425,356
                                     -------------       ---------------
   Total capital stock and surplus  $  169,126,989      $    154,306,217
                                     =============       ===============


The accompanying notes are an integral part of these statutory-basis financial statements.

                          SENTRY LIFE INSURANCE COMPANY
                    Statutory-Basis Statements of Cash Flows
                 For the years ended December 31, 2001 and 2000

                                         2001               2000
                                       -------            --------
Premiums and annuity considerations $  194,999,481       $   190,950,489
Allowances and reserve adjustments
  received on reinsurance ceded          8,088,666             9,333,545
Investment income received
  (excluding realized gains and
  losses and net of investment
  expenses)                             91,163,107            90,505,071
Other income received                    8,669,986             8,397,638
Life and accident and health claims
  paid                                 (30,951,081)          (30,635,524)
Surrender benefits                    (102,711,558)         (114,017,700)
Other benefits to policyholders paid   (47,626,583)          (52,414,844)
Commissions, other expenses, and
  taxes paid (excluding federal
  income taxes)                        (34,841,862)          (35,473,943)
Net transfers to separate accounts     (23,872,103)          (54,296,148)
Dividends to policyholders paid           (316,452)             (308,716)
Federal income taxes paid               (7,790,299)           (8,545,346)
                                     -------------       ---------------
    Net cash from operations            54,811,302             3,494,522
                                     -------------       ---------------

Proceeds from investments sold,
  matured, or repaid:                   95,874,982            88,143,099
     Tax on net capital losses           1,384,424               104,925
                                     -------------       ---------------
  Total investment proceeds             97,259,406            88,248,024

Other cash provided                      1,775,682             2,345,435
Net decrease (increase) in policy
  loans                                    435,361              (116,164)
                                     -------------       ---------------
    Total cash provided                154,281,751            93,971,817
                                     -------------       ---------------
Cost of bonds acquired                 148,631,396            90,866,213

Other cash applied:
  Other applications, net                1,910,413             3,863,453
                                     -------------       ---------------
    Total cash applied                 150,541,809            94,729,666
                                     -------------       ---------------
    Net change in cash and short-
     term investments                    3,739,942               (757,849)

Cash and short-term investments:
  Beginning of year                     20,076,150             20,833,999
                                     -------------       ----------------
  End of year                       $   23,816,092      $      20,076,150
                                     =============       ================

The accompanying notes are an integral part of these statutory-basis financial statements.

                          SENTRY LIFE INSURANCE COMPANY
                  Notes to Statutory-Basis Financial Statements

1.   Basis of Presentation and Significant Accounting Policies

Basis of Presentation

Sentry Life Insurance Company (the Company) is a wholly-owned subsidiary of Sentry Insurance a Mutual Company (SIAMCO). The Company writes insurance products in all states except New York primarily through direct writers who market the Company's individual life insurance, annuities and group health and pension products. The Company also uses direct mail and third party administrators for the marketing of its group life and health products.

The Company maintains its accounts in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance (OCI). Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Effective January 1, 2001, the Company is required to prepare its statutory basis financial statements in accordance with the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (APPM), subject to any deviations prescribed or permitted by the OCI. See Note 16 for further discussion.

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Significant Accounting Policies

A.       Investment Securities

Investment securities are valued in accordance with the requirements of the NAIC as follows: bonds which qualify for amortization are stated at amortized cost using the interest method, and bonds not qualifying are carried at the lesser of amortized cost or NAIC market values. Under accounting principles generally accepted in the United States of America (GAAP), bonds would be classified as either trading, available for sale or held-to-maturity. The carrying value for those securities classified as held-to-maturity would be amortized cost under GAAP. All other debt securities would be carried at market value under GAAP, with unrealized gains and losses on securities in the trading and available for sale categories recognized in net income and directly to surplus, respectively. Common stock of the Company's unconsolidated subsidiary is carried at its underlying statutory capital and surplus. The change in the subsidiary's underlying equity between years is reflected as a change in unrealized gains (losses). Under GAAP, the entity's balance sheet and results of operations would be consolidated with the Company. Policy loans are carried at the aggregate of unpaid principal balances plus accrued interest and are not in excess of cash surrender values of the related policies. Short-term investments are carried at amortized cost, which approximate market value.

Investment income is recorded when earned. Market value adjustments on investments carried at market are reflected in earned surplus as unrealized gains (losses) on investments. Realized gains and losses are determined on the specific identification method and are recorded directly in the statements of operations, net of federal income taxes and after transfers to the Interest Maintenance Reserve, as prescribed by the NAIC. Beginning January 1, 2001, realized investment gains and losses also include valuation adjustments for impairment of bonds and other invested assets with a decline in value that management considers to be other than temporary. Such impairments result in the establishment of a new cost basis for these assets. Income on mortgage-backed securities is recognized using an effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

B. Non-Admitted Assets

For statutory accounting purposes, certain assets are designated as "non-admitted" and have been excluded from the balance sheets and charged to earned surplus. Under GAAP, such assets would be recognized at net realizable value.

Non-admitted assets totaled $11,368,185 and $9,502 at December 31, 2001 and 2000, respectively.

C.  Policy Benefits

Liabilities for traditional life and limited-payment life contracts are computed using methods, mortality and morbidity tables and interest rates which conform to the valuation laws of the State of Wisconsin. The liabilities are primarily calculated on a modified reserve basis. The effect of using a modified reserve basis partially offsets the effect of immediately expensing acquisition costs by providing a policy benefit reserve increase in the first policy year which is less than the reserve increase in renewal years. Future policy benefits for life policies and contracts were primarily determined using the Commissioner's reserve valuation method with interest rates ranging from 2.5% to 6%. Additional statutory policy deficiency reserves have been provided where the valuation net premium exceeds the gross premium.

Future policy benefits for annuity contracts, primarily for individual and group deferred annuities, were primarily determined using the Commissioner's annuity reserve valuation method with interest rates ranging from 2.5% to 15.0%. Group health reserves consist predominantly of long-term disability reserves representing the present value of amounts not yet due calculated using standard disability tables and various interest rates.

Reserves for universal life-type, annuity, and deposit contracts are based on the contract account balance, if future benefit payments in excess of the account balance are not guaranteed, or on the present value of future payments when such payments are guaranteed.

Under GAAP, traditional life reserves would be computed using mortality, withdrawal, interest rate, and expense assumptions that are based on Company experience, including a provision for adverse deviation. Reserves for universal life-type and investment contracts would generally be based on the contract account value less any withdrawal charges.

D.  Interest Maintenance Reserve (IMR)

Realized capital gains and losses on the Company's fixed income investments attributable to interest rate changes are deferred in the Interest Maintenance Reserve (IMR) net of tax. The IMR adjusts the impact of realized gains and losses on policyholder's surplus by deferring realized gains and losses and amortizing them into investment income over the approximate remaining lives of the investments sold. For GAAP purposes, there is no such reserve.

E.  Asset Valuation Reserve (AVR)

The AVR mitigates fluctuations in the values of invested assets including bonds, stocks, mortgage loans, real estate and other invested assets. Changes in the AVR are included in policyholders' surplus. An AVR is not allowed for GAAP purposes.

F. Revenue and Expense Recognition

Premiums for traditional life insurance policies and limited payment contracts are taken into income when due. Amounts collected on policies that do not subject the Company to any risks arising from policyholder mortality or morbidity (deposit contracts), such as supplementary contracts without life contingencies, are recorded as increases to policyholder account balances. Revenue for these policies consists of net investment income and policy charges. Under GAAP, revenue on contracts without significant mortality or longevity risk (investment contracts) would be accounted for similar to deposit contracts.

The Company has no direct employees and does not own equipment. It utilizes services provided by employees and equipment of SIAMCO and occupies space in SIAMCO's office building. Accordingly, the Company participates in an expense allocation system with certain affiliated companies. Expenses of the Company consist of direct charges incurred and an allocation of expenses (principally salaries, salary-related items, rent and data processing services) between certain affiliated companies. The Company recognized expenses of $29,782,754 and $30,435,958 for 2001 and 2000 respectively, under this allocation agreement.

G.  Acquisition Costs

Costs directly related to the acquisition of insurance premiums, such as commissions and premium taxes, are charged to operations as incurred. Under GAAP, such acquisition costs would be capitalized and amortized over the policy periods or expected life of the contract.

H.  Federal Income Tax

The Company is included in the consolidated federal income tax return of SIAMCO. Income taxes payable or recoverable are determined on a separate return basis by the Company in accordance with a written tax allocation agreement approved by the Company's Board of Directors. In 2000, deferred federal income taxes were not calculated to provide for temporary differences between tax and financial reporting, as they would have been under GAAP. In 2001, the Company recorded deferred tax assets and liabilities to reflect temporary differences between tax and financial reporting.

2.  Investments

The book value and estimated market value of bonds are as follows:

                                                                       Gross              Gross               Estimated
At December 31, 2001                              Book               Unrealized         Unrealized              Market
                                                 Value                 Gains              Losses                Value
                                               ---------------      --------------     --------------       ----------------
US Treasury securities and
obligations of US government
corporations and agencies                      $    45,645,130      $    2,884,531     $       97,190       $     48,432,471
Obligations of states and political
subdivisions                                           448,972              80,004                  -                528,976
Corporate securities                               917,312,527          31,514,558         26,701,807            922,125,278
Mortgage-backed securities                         225,826,856          11,279,590            102,239            237,004,207
                                                --------------       -------------       ------------         ---------------
  Total                                        $ 1,189,233,485      $   45,758,683     $   26,901,236       $  1,208,090,932
                                                ==============       =============       ============         ===============


                                                                      Gross              Gross               Estimated
At December 31, 2000                              Book               Unrealized         Unrealized              Market
                                                 Value                 Gains              Losses                Value
                                               ---------------      --------------     --------------       ----------------
US Treasury securities and
  obligations of US government
  corporations and agencies                    $    43,186,244      $    2,508,132     $       44,357       $     45,650,019
Obligations of states and political                    446,374              66,943                  -                513,317
  subdivisions
Corporate securities                               885,948,956          26,952,126         39,049,135            873,851,947
Mortgage-backed securities                         214,973,162           9,242,119            209,494            224,005,787
                                               ---------------      --------------     --------------       ----------------
  Total                                        $ 1,144,554,736      $   38,769,320     $   39,302,986       $  1,144,021,070
                                                ==============       =============      =============        ===============


Book value and estimated market value of bonds at December 31, 2001, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because certain issuers have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed securities provide for periodic payments throughout their lives, they are listed below in a separate category.
                                                              Estimated
                                               Book             Market
                                               Value            Value
                                         ---------------    --------------
Due in one year or less                  $    21,793,560   $    22,847,161
Due after one year through five years        136,541,591       142,358,410
Due after five years through ten years       170,582,601       178,496,995
Due after ten years                          634,488,877       627,384,159
                                          ---------------    --------------
  Subtotal                                   963,406,629       971,086,725
Mortgage-backed securities                   225,826,856       237,004,207
                                          ---------------    --------------
  Total                                  $ 1,189,233,485   $ 1,208,090,932
                                          ===============    ==============

The bond portfolio distribution by quality rating (primarily Moody's) at December 31, 2001 is summarized as follows:

       Aaa                             24.63%
       Aa                               8.09%
       A                               43.35%
       Baa                             20.55%
       Ba & below and not rated         3.38%
                                    ----------
                                      100.00%
                                    ==========

Generally, bonds with ratings of Baa and above are considered to be investment grade.

Proceeds from sales of bonds during 2001 and 2000, including maturities and calls, were $95,874,982 and $88,143,099, respectively. In 2001 and 2000, respectively, gross gains of $1,514,575 and $874,777 and gross losses of $11,204,662 and $5,452,588 were realized on these sales before transfer to the IMR liability.

The Company has elected to use the retrospective adjustment method to account for securities purchased. There are no securities purchased prior to January 1, 1994 where historical cash flows are not available. Prepayment assumptions for single class and multi-class mortgage-asset-backed securities were obtained from HUB Data. The Company used HUB Data and A.G. Edwards data pricing services in determining the market values for its loan-backed securities. The Company has no negative yield situations requiring a change from the retrospective to prospective methodology.

At December 31, 2001 and 2000, investments carried at $4,125,007 and $4,228,997, respectively, were on deposit with various governmental agencies as required by law.

3. Unconsolidated Subsidiary

Condensed financial information regarding SLONY is as follows:

                                              2001               2000
                                           ----------        ----------
     Investments                         $ 32,937,343     $  31,299,738
     Total assets                          42,838,178        39,393,882
     Policy reserves and benefits          22,003,925        21,235,880
     Total liabilities                     32,263,630        29,301,093
     Statutory capital and surplus         10,574,548        10,092,789
     Premium income                         8,571,153         8,317,069
     Net investment income                  2,347,302         2,369,669
     Benefits and expenses                  8,931,399         9,011,697
     Net income                             1,376,559         1,064,801

4.   Net Investment Income and Net Realized and Unrealized Gains (Losses)

     Sources of net investment income for 2001 and 2000 are as follows:

                                               2001             2000
                                          ------------       ----------
     Dividends received from subsidiary  $     900,000     $    880,000
     Interest:
         Bonds                              90,371,007       88,606,153
         Short-term investments              1,029,229          792,012
         Other investments                   1,647,350        1,628,646
         Amortization of IMR                   803,290        1,007,895
                                           -----------       ----------
            Gross investment income         94,750,876       92,914,706
     Investment expense                        346,036          344,575
                                           -----------       ----------
           Net investment income         $  94,404,840     $ 92,570,131
                                           ===========      ===========

The components of net realized gains (losses) and changes in net unrealized gain (losses) on investments which are reflected in the accompanying statutory-basis financial statements are as follows:

                               Realized                       Unrealized
                       ---------------------------     ----------------------
                           2001            2000          2001          2000
                       -----------     ----------      --------      --------
Common stock of
  unconsolidated
  subsidiary           $       -       $       -       $481,759      $222,879
Bonds                   (9,690,089)     (4,577,809)     (21,769)          -
Stock                          -               -         (2,616)       (2,420)
Capital gains
tax                      1,369,502       1,384,424          -             -
                         ---------       ---------     --------       -------
Pre-IMR capital
  gains (losses),
  net of tax            (8,320,587)     (3,193,385)     457,374       220,459
IMR capital gains
  transferred into
  the reserve, net
  of tax                  (120,876)      1,313,538          -             -
                         ---------       ---------     --------       -------
                       $(8,441,463)    $(1,879,847)    $457,374      $220,459
                         =========       =========     ========       =======

5.  Income Taxes

For the year ended December 31, 2000 the federal income tax expense in the consolidated statutory-basis statements of operations differs from that computed based on the federal statutory rate of 35%. The reasons for these differences are as follows:

Beginning January 1, 2001 the Company adopted Statement of Statutory Accounting Principles No. 10 - Income Taxes. This standard requires the Company to account for deferred income tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. Prior to 2001, no deferred tax balances were reported. The components of the net deferred tax asset at December 31, 2001 were as follows:

As of December 31, 2001 non-admitted deferred tax assets were $11,332,505. This is reported as a component of the change in non-admitted assets.

Deferred tax assets relate primarily to temporary differences between the tax and financial statement bases of policy benefits liabilities, as well as the temporary difference created by unamortized policy acquisition costs capitalized for tax purposes. Deferred tax assets increased by $1,464,801 for the year ended December 31, 2001 due primarily to increases in these same temporary differences. Deferred tax liabilities relate primarily to temporary differences between the tax and financial statement basis of investments. Deferred tax liabilities increased by $739,036 for the year ended December 31, 2001 due primarily to changes in temporary differences relating to investments.

Changes in deferred tax assets and liabilities related to changes in unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other changes in deferred tax assets and liabilities are direct adjustments to surplus and are separately reported in the consolidated statement of changes in surplus.

The Company's taxable income can vary significantly from income from operations before taxes due to the differences between book and tax valuations of assets and liabilities. Also, the Company must capitalize and amortize for tax purposes, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business.

The significant components of the total tax provision are:

The Company's effective tax rate of 31.3% for the year ending December 31, 2001 is determined as the relationship between the sum of the total tax provision, which is the sum of current income taxes incurred and the change in deferred tax assets/liabilities not related to unrealized gains and losses on investments, to the sum of income from operations before taxes and pretax net realized gains. This rate was less than the federal corporate rate of 35% primarily caused by the amortization of IMR.

At December 31, 2001 the Company had no operating loss carry-forwards. The Company incurred federal income taxes of $5,840,623, $6,614,301, and 8,529,978, in 2001, 2000, and 1999 respectively. These amounts will be available for recoupment in the event of future net losses.

Under pre-1984 life insurance company income tax laws, a portion of a life insurance company's "gain from operations" was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as the "policyholders' surplus account." The amounts included in this account are added to taxable income of later years at rates then in effect if the life insurance company elects to distribute tax basis policyholders' surplus to stockholders as dividends or takes certain other actions. Any distributions are first made from another tax memorandum account known as the "stockholders' surplus account." The aggregate accumulation in the tax policyholders' surplus and stockholders' surplus accounts of the consolidated life insurance subsidiaries were $5,605,476 and $120,867,371, respectively, at December 31, 2001. A deferred tax liability was not recognized on the policyholders' surplus account although this amount could become taxable to the extent that future shareholder dividends are paid from this account.

The federal income tax returns of SIAMCO have been examined through 1996. SIAMCO and the Internal Revenue Service have resolved all issues relating to 1996 and prior years. In the opinion of management, future tax assessments related to prior years are not expected to have a material adverse impact on the financial statements.

6.  Disclosures About Fair Values of Financial Instruments

Statutory accounting principles define fair values of financial instruments as the amount at which that instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The fair values presented below may not be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Certain financial instruments and all non-financial instruments are excluded from the statutory disclosure requirements. Financial instruments which are exempt include life policy benefits with mortality or morbidity risk. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

For cash and short-term investments and accrued investment income, the carrying amount approximates fair value. Policy loans are an integral part of the underlying insurance contract and have no stated maturity dates; therefore, no reasonable estimate of fair value can be made. Interest rates range from 5% to 8%.

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds

Estimated fair value is generally based on market values published by the NAIC's Securities Valuation Office (SVO). If a market value from SVO is not available, fair value is based on quoted prices provided by independent pricing services or is estimated by management based on quoted market prices of comparable securities.

Separate Accounts

The fair value of assets held in separate accounts and the related liabilities are based on quoted market prices.

Aggregate Reserves for Investment-Type Contracts

The fair value of investment-type contracts is estimated by reducing the policyholder liability for applicable surrender charges.

Structured Settlements

The fair value of the liability for structured settlements is estimated by discounting future cash flows using the current rates being offered for similar settlements.

Liability for Premium and Other Deposit Funds

The fair value for contracts with stated maturities is estimated by discounting future cash flows using current rates being offered for similar contracts. For those with no stated maturity, the fair value is estimated by calculating the surrender value.

The estimated fair values of the Company's significant financial instruments are as follows:

At December 31, 2001             Statement            Estimated
                                   Value              Fair Value
                               -------------        -------------
Assets:
  Bonds                       $1,189,233,485       $1,208,090,933
  Assets held in separate
    accounts                     620,808,238          620,808,238
Liabilities:
  Aggregate reserves for
    investment-type contracts    750,512,330          746,070,076
  Structured settlements          55,726,544           63,206,698
  Liabilities for premium and
    other deposit funds            1,477,933            1,477,933
  Liabilities related to
    separate accounts            619,347,304          619,347,304

At December 31, 2000             Statement            Estimated
                                   Value              Fair Value
                              --------------       --------------
Assets:
  Bonds                       $1,144,554,736       $1,144,021,070
  Assets held in separate
     accounts                    660,799,928          660,799,928
Liabilities:
  Aggregate reserves for
     investment-type contracts   715,474,850          705,425,920
  Structured settlements          53,708,045           59,700,532
  Liabilities for premium and
     other deposit funds           1,342,788            1,342,788
  Liabilities related to
     separate accounts           659,414,762          659,414,762

7.  Reinsurance

The Company has entered into assumed reinsurance contracts for participation in reinsurance pools and to provide surplus protection for its wholly-owned subsidiary. Assumed life in-force amounted to approximately 34% and 29% of total in-force (before ceded reinsurance) at December 31, 2001 and 2000 respectively.

The Company has entered into reinsurance ceded contracts to limit the net loss potential arising from large risks. Generally, life benefits in excess of $250,000 and all group health liabilities, except for liabilities relating to SIAMCO's employee benefit plans, are ceded to reinsurers. The group health liabilities are ceded to SIAMCO.

The Company cedes insurance to other insurers under various contracts which cover individual risks or entire classes of business. Although the ceding of insurance does not discharge the Company from its primary liability to policyholders in the event any reinsurer might be unable to meet the obligations assumed under the reinsurance agreements, it is the practice of insurers to reduce their balances for amounts ceded. The amounts included in the accompanying statutory-basis financial statements for reinsurance were as follows:

                                      2001
                                 (000's omitted)
  ---------------------------------------------------------------------------
                            Affiliated                  Unaffiliated
                         -----------------      ---------------------------
                          Assumed   Ceded        Assumed            Ceded
                          -------   ------       ---------         -------
Premiums                   $263   $ 16,384         $7,978          $4,836
Benefits                      -     40,697          7,922           2,259
Commissions                   8      6,961              -           1,369
Future policy benefits:
  Life and annuities         58          -             17           2,140
  Accident and health         -    172,419              -              66
Intercompany receivable       -      2,454              -               -



                                      2000
                                 (000's omitted)
  -----------------------------------------------------------------------------
                            Affiliated                   Unaffiliated
                         -----------------      ---------------------------
                          Assumed   Ceded        Assumed            Ceded
                          -------   -------      --------          --------

Premiums                   $250   $ 19,210         $7,880          $4,071
Benefits                     94     47,440          7,967           1,553
Commissions                   4      8,219              -           1,311
Future policy benefits:
  Life and annuities         63          -             18           1,583
  Accident and health         -    191,886              -              68
Intercompany receivable        -     2,660              -               -

8.  Commitments and Contingencies

In the normal course of business, there are various legal actions and proceedings pending against the Company. In the opinion of management and legal counsel, the ultimate resolution of these matters will not have a material adverse impact on the Company's statutory-basis financial statements.

State guaranty funds can assess the Company for losses of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company believes that its ultimate cost for these assessments will not have a material adverse effect on the financial statements.

9. Other Related Party Transactions

The Company has issued insurance and investment contracts to certain employee benefit plans for SIAMCO. Premiums included in the accompanying statutory-basis statements of operations (net of ceded premiums) are approximately $37,753,041 and $33,641,000 in 2001 and 2000, respectively.

The Company has provided coverage in the form of annuity contracts as structured settlements for SIAMCO's workers' compensation claims. Reserves for future policy benefits at December 31, 2001 and 2000 included
$55,726,544 and $53,708,045, respectively, relating to these contracts.

Also, see Note 7 for other related party transactions.

10. Withdrawal Characteristics of Annuity Reserves and Deposit Liabilities

Annuity reserves and deposits of approximately $1,347 and $1,349 million in 2001 and 2000 respectively, are subject to withdrawal at the discretion of the annuity contract holders. Approximately 96% in both years, carry surrender charges.

11. Liability for Accident and Health Benefits

Activity in the liability for accident and health benefits is summarized as follows:

                                        2001                   2000
                                     ------------           -----------
Balance January 1                    $14,388,361           $11,929,284
                                      -----------           -----------
Incurred related to:
  Current year                         6,969,886             6,420,025
  Prior years                            221,916               905,192
                                      -----------           -----------
Total incurred                         7,191,802             7,325,217
                                      -----------           -----------
Paid related to:
  Current year                         3,235,291             3,016,518
  Prior years                          1,945,635             1,849,622
                                      -----------           -----------
Total paid                             5,180,926             4,866,140
                                      -----------           -----------
Balance at December 31                16,399,235            14,388,361
Reserves not subject to development      838,804             2,065,998
                                      -----------           -----------
Total accident and health reserves   $17,238,039           $16,454,359
                                      ===========           ===========

12. Separate Accounts

The Company issues group annuity contracts which include the option of placing deposits received in connection with these contracts in separate accounts. The Company also issues variable annuity contracts and variable universal life contracts which require deposits to be placed in separate accounts. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Separate account assets, consisting primarily of mutual funds, are reported at market value and liabilities are recorded at amounts equal to assets. A contra-liability is recorded to adjust separate account liabilities to amounts computed using applicable statutory reserving tables. The contract holders are the only persons having rights to any assets in the separate accounts or to income arising from these assets. All separate account liabilities are non-guaranteed and are subject to market value adjustments upon withdrawal.

Transfers as reported in the Summary of Operations of the Separate Accounts Statement

  Transfers to separate accounts                          $107,574,276
  Transfers from separate accounts                          81,188,955
                                                           -----------

  Net transfers to separate accounts                        26,385,321
     Reconciling Adjustments:
       Contract fees                                          (704,827)
       Loss for delays in processing                           (41,883)
       Reinvested risk fees                                 (2,135,165)
       Last day of activity                                    292,227
                                                           -----------
          Total Adjustments                                  2,589,648
                                                           -----------
     Transfers as reported in the summary of operations
          of the life, accident and health statement      $ 23,795,673
                                                           ===========


13. Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon the death of an insured and returns any portion of the final premium for coverage beyond the end of the policy month of death. Surrender values are not promised in excess of legally computed reserves.

For insurance on substandard lives the gross premium of the true age and an extra premium to provide for the additional risk are charged. For universal life policies the reserve equals the unearned extra premium. For other policies the reserve equals 3/4 of the sum of the reserve reported at the end of the previous year and the extra annual premium in force at the end of the current year.

As of December 31, 2001 the Company has $431,755,979 of insurance in force for which the gross premiums are less than the net premiums according to the valuation standard set by the State of Wisconsin.

The tabular interest is determined by formula as described in the instructions to the NAIC's annual statement (Instructions) except for universal life plans and the retirement deposit accounts where basic policy data is used. Tabular reserves less actual reserves released and tabular cost are determined by formula as described in the Instructions.

Tabular interest on funds not involving life contingencies is determined by using actual interest earned during the year.

14. Subsequent Events

The Company recorded a $130.5 million deposit on January 2, 2002 related to a transferred asset under a group annuity contract issued to its parent sponsored 401k plan. This deposit was invested in the separate accounts of the Company and will materially increase the assets and liabilities associated with the separate accounts of the Company.

15. Premium and Annuity Considerations Deferred and Uncollected

The components of deferred and uncollected premiums are as follows:

                            Gross         Loading       Net of Loading
                          ----------     --------         ----------
Ordinary new business    $  910,195      $217,231         $  692,964
Ordinary renewal          3,814,810         6,433          3,808,377
Group life                  715,067        43,019            672,048
Individual annuity              239            12                227
                          ---------      --------         ----------
  Total                  $5,440,311      $266,695         $5,173,616
                          =========       =======          =========

16. Accounting Changes

The Company adopted certain accounting changes required to conform to the provisions of the NAIC's APPM. The cumulative effect of adopting these accounting changes is the difference between the amount of surplus at the beginning of the year and the amount of surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The cumulative effect resulted in an increase to surplus on the effective date and consists of the following components:

Cost of collection liability   $ 199,929
Net deferred tax assets          451,718
                                 -------
    Total                      $ 651,647
                                ========

                         SENTRY LIFE INSURANCE COMPANY
                         Sentry Variable Life Account I
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2001


Assets:

Investments at market value:

 Janus Aspen Series:
   Aspen Growth Portfolio, 5,019 shares (cost $111,186)            $    99,787
   Aspen Aggressive Growth Portfolio, 149,339 shares (cost
     $7,256,942)                                                     3,282,481
   Aspen Capital Appreciation Portfolio, 3,252 shares
     (cost $81,081)                                                     67,392
   Aspen Worldwide Growth Portfolio, 1,431 shares (cost
     $52,415)                                                           40,841
   Aspen Balanced Portfolio, 2,248 shares (cost $53,019)                50,748

 T. Rowe Price Fixed Income Series, Inc.:
   Prime Reserve Portfolio, 443,004 shares (cost $443,004)             443,004
   Limited Term Bond Portfolio, 31,330 shares (cost $151,985)          158,528

 T. Rowe Price Equity Series, Inc.:
   Equity Income Portfolio, 952 shares (cost $18,365)                   18,253
   Personal Strategy Balanced Portfolio, 122,211 shares
     (cost $1,907,633)                                               1,798,942

 T. Rowe Price International Series, Inc.:
   International Stock Portfolio, 347 shares (cost $4,403)               3,975
                                                                         -----
                        Total assets                                 5,963,951
Liabilities:

Accrued expenses                                                         6,069

Net Assets                                                         $ 5,957,882
                                                                   ===========

The accompanying notes are an integral part of these financial statements

                         SENTRY LIFE INSURANCE COMPANY
                         Sentry Variable Life Account I
                            STATEMENTS OF OPERATIONS

                                                              For the Periods ended December 31,


                                               T. Rowe Price Prime Reserve*            T. Rowe Price Limited Term Bond*
                                              2001         2000         1999            2001         2000         1999
Investment Income:
 Dividends ................................   $  9,199   $ 11,256   $  7,204            $ 8,198   $  7,413    $  9,279
Expenses:
 Mortality and expense risk charges .......      2,230      1,738      1,794              1,324      1,164       1,826
                                                 -----      -----      -----              -----      -----       -----
Net investment income (loss) ..............      6,969      9,518      5,410              6,874      6,249       7,453
                                                 -----      -----      -----              -----      -----       -----
Realized gains (losses) on investments:
 Realized net investment gain (loss) ......       --         --         --                1,141     (4,932)     (1,292)
 Capital gain distributions received ......       --         --         --                 --         --          --
 Realized gain (loss) on investments and
  capital gain distributions, net .........       --         --         --                1,141     (4,932)     (1,292)
Unrealized appreciation (depreciation), net       --         --         --                2,523      8,796      (5,431)
                                                                                          -----      -----      ------
Net increase (decrease) in net assets
 from operations ..........................   $  6,969   $  9,518   $  5,410           $ 10,538   $ 10,113    $    730
                                              ========   ========   ========           ========   ========    ========

The accompanying notes are an integral part of these financial statements

                                                              For the Periods ended December 31,

                                                   Janus Aspen Aggressive Growth*       T. Rowe Price Personal Strategy Balanced*
                                                 2001         2000           1999           2001         2000         1999
Investment Income:
 Dividends ................................   $      --    $   405,984     $  --        $ 54,020     $ 56,562      $ 23,533
Expenses:
 Mortality and expense risk charges .......        34,458       66,925       55,295       16,887       16,958        15,401
                                                   ------       ------       ------       ------       ------        ------
Net investment income (loss) ..............       (34,458)     339,059      (55,295)      37,133       39,604         8,132
                                                  -------      -------      -------       ------       ------         -----
Realized gains (losses) on investments:
 Realized net investment gain (loss) ......    (1,020,330)   2,038,383      100,296      (29,738)     377,941         9,272
 Capital gain distributions received ......          --        409,918      263,051         --         96,211        34,863
 Realized gain (loss) on investments and
  capital gain distributions, net .........    (1,020,330)   2,448,301      363,347      (29,738)     474,152        44,135
Unrealized appreciation (depreciation), net    (1,065,581)  (5,276,823)   2,185,546      (74,536)    (468,953)      394,033
                                               ----------   ----------    ---------      -------     --------       -------
Net increase (decrease) in net assets
 from operations ..........................   $(2,120,369) $(2,489,463) $ 2,493,598     $(67,141)    $ 44,803      $446,300
                                              ===========  ===========  ===========     ========     ========      ========

*Portfolios were substituted on January 7, 2000. See Note 1 to the financial statements.

The accompanying notes are an integral part of these financial statements

                                                                      For the Periods ended December 31,

                                                  T. Rowe Price           T. Rowe Price
                                                  Equity Income        International Stock      Janus Aspen Growth
                                                 2001      2000**        2001      2000**        2001       2000**
Investment Income:
 Dividends ................................   $  256       $  23         $  77      $ 12         $ 53        $ 399
Expenses:
 Mortality and expense risk charges .......      145           9            25         7          532          114
                                                 ---           -            --         -          ---          ---
Net investment income (loss) ..............      111          14            52         5         (479)         285
                                                 ---          --            --         -         ----          ---
Realized gains (losses) on investments:
 Realized net investment gain (loss) ......     (693)          4          (402)       (8)      (8,067)        (572)
 Capital gain distributions received ......      222         106            -         59          124          911
                                                 ---         ---                      --          ---          ---
 Realized gain (loss) on investments and
  capital gain distributions, net .........     (471)        110          (402)       51       (7,943          339
Unrealized appreciation (depreciation), net     (244)        132          (221)     (207)      (5,224)      (6,175)
                                                ----         ---          ----      ----       ------       ------
Net increase (decrease) in net assets
 from operations ..........................   $ (604)      $ 256        $ (571)   $ (151)   $ (13,646)     $(5,551)
                                              ======       =====        ======    ======    =========      =======

**Commenced offering on May 1, 2000.

The accompanying notes are an integral part of these financial statements

                                                                 For the Periods ended December 31,
                                                  Janus Aspen               Janus Aspen             Janus Aspen
                                              Capital Appreciation        Worldwide Growth            Balanced
                                                 2001       2000**        2001        2000**        2001     2000**
Investment Income:
 Dividends ................................   $   810     $   248       $    200     $    424     $ 1,175    $ 312
Expenses:
 Mortality and expense risk charges .......       524          84            351          148         356      57
                                                  ---          --            ---          ---         ---      --
Net investment income (loss) ..............       286         164           (151)         276         819      255
Realized gains (losses) on investments:
 Realized net investment gain (loss) ......    (4,365)       (123)        (6,498)      (1,382)     (1,037)    (412)
 Capital gain distributions received ......       -             1           -           1,273          -        71
                                                                -                       -----                   --
 Realized gain (loss) on investments and
  capital gain distributions, net .........    (4,365)       (122)        (6,498)        (109)     (1,037)    (341)
Unrealized appreciation (depreciation), net    (8,758)     (4,931)        (4,396)      (7,179)     (1,908)    (363)
                                               ------      ------         ------       ------      ------     ----
Net increase (decrease) in net assets
 from operations ..........................   $(12,837)   $(4,889)      $(11,045)    $(7,012)     $(2,126)   $(449)
                                              ========    =======       ========     =======      =======    =====

**Commenced offering on May 1, 2000.

The accompanying notes are an integral part of these financial statements

                         SENTRY LIFE INSURANCE COMPANY
                         Sentry Variable Life Account I
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                    For the Periods ended December 31,

                                                   T. Rowe Price Prime Reserve*         T. Rowe Price Limited Term Bond*
                                                   2001         2000         1999        2001         2000        1999
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ..............   $   6,969    $   9,518    $   5,410    $   6,874    $   6,249    $   7,453
 Realized gains (losses) ...................        --           --           --          1,141       (4,932)      (1,292)
 Unrealized appreciation (depreciation), net        --           --           --          2,523        8,796       (5,431)
                                                                                          -----        -----       ------
Net increase (decrease) in net assets
 from operations ...........................       6,969        9,518        5,410       10,538       10,113          730
                                                   -----        -----        -----       ------       ------          ---
Contract transactions:
 Purchase payments .........................     179,412      244,736      246,966       25,822       24,279       28,494
 Transfers between subaccounts, net ........      87,584     (246,676)    (183,953)       4,331      (59,964)       1,011
 Withdrawals and surrenders ................      (3,187)     (20,399)      (4,075)      (9,707)     (13,465)      (6,359)
 Monthly deductions ........................     (20,270)        (134)     (19,814)      10,832)        (113)     (11,956)
 Policy loans ..............................      (3,182)      (1,400)        (142)      (2,278)      (1,682)        (115)
 Death benefits ............................        --           --           --           --           --           --
Net increase (decrease) in net assets
 derived from contract transactions ........     240,357      (23,873       38,982        7,336      (50,945)      11,075
                                                 -------      -------       ------        -----      -------       ------
Total increase (decrease) in net assets ....     247,326      (14,355)      44,392       17,874      (40,832)      11,805
Net assets at beginning of year ............     194,511      208,866      164,474      139,529      180,361      168,556
                                                 -------      -------      -------      -------      -------      -------
Net assets at end of year ..................   $ 441,837    $ 194,511    $ 208,866    $ 157,403    $ 139,529    $ 180,361
                                               =========    =========    =========    =========    =========    =========

*Portfolios were substituted on January 7, 2000. See Note 1 to the financial statements.

The accompanying notes are an integral part of these financial statements.

                                                                         For the Periods ended December 31,

                                                     Janus Aspen Aggressive Growth*       T. Rowe Price Personal Strategy Balanced*
                                                    2001           2000         1999            2001         2000           1999
Increase (decrease) in net assets from
  operations:
 Net investment income (loss) ..............   $   (34,458)   $   339,059   $   (55,295)   $   37,133    $   39,604    $     8,132
 Realized gains (losses) ...................    (1,020,330)     2,448,301       363,347       (29,738)      474,152         44,135
 Unrealized appreciation (depreciation), net    (1,065,581)    (5,276,823)    2,185,546       (74,536)     (468,953)       394,033
                                                ----------     ----------     ---------       -------      --------        -------
Net increase (decrease) in net assets
 from operations ...........................    (2,120,369)    (2,489,463)    2,493,598       (67,141)       44,803        446,300
                                                ----------     ----------     ---------       -------        ------        -------
Contract transactions:
 Purchase payments .........................       843,379        895,034       922,776       227,378       346,837        275,290
 Transfers between subaccounts, net ........       (69,250)       297,947       141,942      (106,471       (74,688)        41,000
 Withdrawals and surrenders ................      (244,053)      (817,572)     (400,076)      (48,227)     (206,133)      (204,024)
 Monthly deductions ........................      (375,020)        (7,850)     (347,478)     (121,314)       (1,741)      (112,051)
 Policy loans ..............................        (6,874)        (1,243)     (232,500)       (1,847)      (49,738)        (3,742)
 Death benefits ............................          --           (5,801)      (29,589)         --            --           (4,163)
                                                                   ------       -------                                     ------
Net increase (decrease) in net assets
 derived from contract transactions ........       148,182        360,515        55,075       (50,481)       14,537         (7,690)
                                                   -------        -------        ------       -------        ------         ------
Total increase (decrease) in net assets ....    (1,972,187)    (2,128,948)    2,548,673      (117,622)       59,340        438,610
Net assets at beginning of year ............     5,253,724      7,382,672     4,833,999     1,916,085     1,856,745      1,418,135
                                                 ---------      ---------     ---------     ---------     ---------      ---------
Net assets at end of year ..................   $ 3,281,537    $ 5,253,724   $ 7,382,672    $1,798,463    $1,916,085    $ 1,856,745
                                               ===========    ===========   ===========    ==========    ==========    ===========

*Portfolios were substituted on January 7, 2000. See Note 1 to the financial statements.

The accompanying notes are an integral part of these financial statements

                                                                    For the Periods ended December 31,

                                                    T. Rowe Price       T. Rowe Price
                                                    Equity Income     International Stock     Janus Aspen Growth
                                                   2001      2000**     2001       2000**       2001      2000**

Increase (decrease) in net assets from
  operations:
 Net investment income (loss) ..............   $    111    $    14    $    52    $     5    $   (479)   $    285
 Realized gains (losses) ...................       (471)       110       (402)        51      (7,943)        339
 Unrealized appreciation (depreciation), net       (244)       132       (221)      (207)     (5,224)     (6,175)
                                                   ----        ---       ----       ----      ------      ------
Net increase (decrease) in net assets
 from operations ...........................       (604)       256       (571)      (151)    (13,646)     (5,551)
                                                   ----        ---       ----       ----     -------      ------
Contract transactions:
 Purchase payments .........................     12,835      1,324      2,408      1,297      51,879      13,591
 Transfers between subaccounts, net ........      7,784      1,413        656      1,112      42,893      23,241
 Withdrawals and surrenders ................     (1,027)       (62)      --          (49)     (1,528)     (1,306)
 Monthly deductions ........................     (3,271)      --         (475)      --       (10,255)       --
 Policy loans ..............................       (550)      --         (284)      --          (177)       --
 Death benefits ............................       --         --         --         --          --          --
Net increase (decrease) in net assets
 derived from contract transactions ........     15,771      2,675      2,305      2,360      82,812      35,526
                                                 ------      -----      -----      -----      ------      ------
Total increase (decrease) in net assets ....     15,167      2,931      1,734      2,209      69,166      29,975
Net assets at beginning of year ............      2,931       --        2,209       --        29,975        --
                                                  -----                 -----                 ------
Net assets at end of year ..................   $ 18,098    $ 2,931    $ 3,943    $ 2,209    $ 99,141    $ 29,975
                                               ========    =======    =======    =======    ========    ========

**Commenced offering on May 1, 2000.

The accompanying notes are an integral part of these financial statements


                                                                       For the Periods ended December 31,

                                                     Janus Aspen           Janus Aspen               Janus Aspen
                                                 Capital Appreciation    Worldwide Growth            Balanced
                                                   2001      2000**      2001        2000**       2001       2000**
Increase (decrease) in net assets from
  operations:
 Net investment income (loss) ..............   $    286    $    164    $   (151)   $    276    $    819    $    255
 Realized gains (losses) ...................     (4,365)       (122)     (6,498)       (109)     (1,037)       (341)
 Unrealized appreciation (depreciation), net     (8,758)     (4,931)     (4,396)     (7,179)     (1,908)       (363)
                                                 ------      ------      ------      ------      ------        ----
Net increase (decrease) in net assets
 from operations ...........................    (12,837)     (4,889)    (11,045)     (7,012)     (2,126)       (449)
                                                -------      ------     -------      ------      ------        ----
Contract transactions:
 Purchase payments .........................     26,690      24,072      19,708      22,212      27,858      22,954
 Transfers between subaccounts, net ........     18,893      25,901       2,106      26,476      11,474       5,238
 Withdrawals and surrenders ................     (4,554)     (1,078)     (6,997)     (1,019)     (6,795)     (1,528)
 Monthly deductions ........................     (5,414)       --        (3,995)       --        (6,291)       --
 Policy loans ..............................       --          --           (93)       --          --          --
 Death benefits ............................       --          --          --          --          --          --
Net increase (decrease) in net assets
 derived from contract transactions ........     35,615      48,895      10,729      47,669      26,246      26,664
                                                 ------      ------      ------      ------      ------      ------
Total increase (decrease) in net assets ....     22,778      44,006        (316)     40,657      24,120      26,215
Net assets at beginning of year ............     44,006        --        40,657        --        26,215        --
                                                 ------                  ------                  ------
Net assets at end of year ..................   $ 66,784    $ 44,006    $ 40,341    $ 40,657    $ 50,335    $ 26,215
                                               ========    ========    ========    ========    ========    ========

**Commenced offering on May 1, 2000.

The accompanying notes are an integral part of these financial statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2001, 2000 and 1999

1. Organization
    The Sentry Variable Life Account I (the Variable Life Account) is a segregated investment account of the Sentry Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Variable Life Account was established by the Company on February 12, 1985 and commenced operations on January 13, 1987. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

    Prior to January 7, 2000, all assets of each subaccount of the Variable Life Account were invested in shares of corresponding portfolios of the Neuberger Berman Advisers Management Trust (Trust). On January 7, 2000, the Company substituted shares of certain Portfolios of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and Janus Aspen Series for shares of certain Portfolios of the Trust (the "Substitution") as follows:

    From these Portfolios: Into these Portfolios:

   AMT Liquid Asset Portfolio              T. Rowe Price Prime Reserve Portfolio
   AMT Limited Maturity Portfolio T. Rowe Price Limited Term Bond Portfolio AMT Balanced Portfolio T. Rowe Price Personal Strategy Balanced Portfolio
   AMT Growth Portfolio           Janus Aspen Series Aggressive Growth Portfolio


    The substitution had no effect on a subaccount's unit value or number of units outstanding. The new subaccount name is reflected in the Statements of Operations and Statements of Changes in Net Assets for periods prior to the substitution, although the investment activity relates to the Portfolios in place during these periods.

    On May 1, 2000, the Company began offering six additional subaccounts with related Portfolios as investment options in connection with the Contract. The additional Portfolios are as follows:

     T. Rowe Price Equity Series, Inc.
         T. Rowe Price Equity Income Portfolio
     T. Rowe Price International Series, Inc.
         T. Rowe Price International Stock Portfolio

     Janus Aspen Series
         Balanced Portfolio
         Growth Portfolio
         Capital Appreciation Portfolio
         Worldwide Growth Portfolio

The Trust and the Portfolios (collectively the Funds) are diversified open-end management companies registered under the Investment Company Act of 1940. A copy of the Funds' annual reports are included in the Variable Life Account's Annual Report.

2. Significant Accounting Policies

    Valuation of Investments

    Investments in shares of the Funds are valued at the Funds' offering and redemption price per share.

    Securities Transactions and Investment Income

    Transactions in shares of the Funds are recorded on the trade date (the date the order to buy and sell is executed). Dividend income is recorded on the ex-dividend date. The cost of Fund shares sold and the corresponding investment gains and losses are determined on the basis of specific identification.

   Federal Income Taxes

     The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Variable Life Account are part of the total operations of the Company and are not taxed as a separate entity. Under Federal income tax law, net investment income and net realized investment gains of the Variable Life Account which are applied to increase net assets are not taxed.

3. Purchases and Sales of Securities

   In 2001, purchases and proceeds on sales of the Funds' shares were as follows:
                                                                   Proceeds
                                                      Purchases    on Sales

Janus Aspen Growth Portfolio .....................   $   96,855   $   13,865
Janus Aspen Aggressive Growth Portfolio ..........      930,423      816,242
Janus Aspen Capital Appreciation Portfolio .......       46,555       10,130
Janus Aspen Worldwide Growth Portfolio ...........       22,110       11,181
Janus Aspen Balanced Portfolio ...................       40,729       13,308
T. Rowe Price Prime Reserve Portfolio ............      452,664      205,000
T. Rowe Price Limited Term Bond Portfolio ........       39,063       23,946
T. Rowe Price Equity Income Portfolio ............       45,879       29,629
T. Rowe Price Personal Strategy Balanced Portfolio      327,812      341,274
T. Rowe Price International Stock Portfolio ......        3,157          775
                                                          -----          ---
        Total ....................................   $2,005,247   $1,465,350
                                                     ==========   ==========


In 2000, purchases and proceeds on sales of the Funds' shares were as follows:
                                                                     Proceeds
                                                       Purchases     on Sales

Janus Aspen Growth Portfolio .....................   $    41,268   $     4,434
Janus Aspen Aggressive Growth Portfolio ..........     9,437,244     8,328,139
Janus Aspen Capital Appreciation Portfolio .......        53,382         4,238
Janus Aspen Worldwide Growth Portfolio ...........        55,737         6,370
Janus Aspen Balanced Portfolio ...................        34,215         7,168
T. Rowe Price Prime Reserve Portfolio ............       529,674       542,873
T. Rowe Price Limited Term Bond Portfolio ........       217,553       262,138
T. Rowe Price Equity Income Portfolio ............         2,866            62
T. Rowe Price Personal Strategy Balanced Portfolio     2,362,038     2,211,535
T. Rowe Price International Stock Portfolio ......         2,480            49
                                                           -----            --
        Total ....................................   $12,736,457   $11,367,006
                                                     ===========   ===========

In 1999, purchases and proceeds on sales of the Trust's shares were as follows:
                                       Proceeds
                                       Purchases    on Sales

AMT Liquid Asset Portfolio ........   $  318,521   $  274,587
AMT Growth Portfolio ..............    1,391,451    1,128,326
AMT Limited Maturity Bond Portfolio       40,920       22,563
AMT Balanced Portfolio ............      436,890      401,184
                                         -------      -------
        Total .....................   $2,187,782   $1,826,660
                                      ==========   ==========

4. Expenses and Related Party Transactions

   A mortality and expense risk premium and a death benefit guarantee risk charge are deducted by the Company from the Variable Life Account on a daily basis which is equal, on an annual basis, to 1.05% (.90% mortality and expense risk and .15% death benefit guarantee risk charge) of the daily net asset value of the Variable Life Account. These charges compensate the Company for assuming these risks under the variable life contract. The liability for accrued mortality and expense risk premium and death benefit guarantee risk charge amounted to $5,154 at December 31, 2001. At the beginning of each policy month, the Company makes a deduction, per contract holder, from the cash value of the policy by canceling accumulation units. This deduction consists of the cost of insurance for the policy and any additional benefits provided by rider, if any, for the policy month and a $5 monthly administrative fee. The administrative fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract. The Company deducts a front-end sales expense charge of 5.0% from each premium payment. A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing a policy. The full surrender charge will be reduced during the first nine contract years until it reaches zero in the tenth contract year.

   The Company deducts from each premium payment the amount of premium taxes levied by any state or government entity. Premium taxes up to 4% are imposed by certain states.

5. Changes in Units Outstanding
   The changes in units outstanding for the year ended December 31, 2001 were as follows:
                                                                         Net
                                                     Units   Units     Increase
                                                     Issued  Redeemed (Decrease)

Janus Aspen Growth Portfolio .....................   14,848    2,129    12,719
Janus Aspen Aggressive Growth Portfolio ..........   40,043   33,607     6,436
Janus Aspen Capital Appreciation Portfolio .......    6,876    1,543     5,333
Janus Aspen Worldwide Growth Portfolio ...........    3,170    1,685     1,485
Janus Aspen Balanced Portfolio ...................    4,253    1,451     2,802
T. Rowe Price Prime Reserve Portfolio ............   24,767   11,403    13,364
T. Rowe Price Limited Term Bond Portfolio ........    1,466    1,123       343
T. Rowe Price Equity Income Portfolio ............    3,907    2,584     1,323
T. Rowe Price Personal Strategy Balanced Portfolio    9,143   10,945    (1,802)
T. Rowe Price International Stock Portfolio ......      457      118       339

The changes in units outstanding for the year ended December 31, 2000 were as follows:
                                                                         Net
                                                     Units   Units     Increase
                                                     Issued  Redeemed (Decrease)

Janus Aspen Growth Portfolio .....................    4,160      465    3,695
Janus Aspen Aggressive Growth Portfolio ..........   30,375   24,032    6,343
Janus Aspen Capital Appreciation Portfolio .......    6,024      453    5,571
Janus Aspen Worldwide Growth Portfolio ...........    5,787      722    5,065
Janus Aspen Balanced Portfolio ...................    3,448      733    2,715
T. Rowe Price Prime Reserve Portfolio ............   17,963   19,389   (1,426)
T. Rowe Price Limited Term Bond Portfolio ........    1,548    4,383   (2,835)
T. Rowe Price Equity Income Portfolio ............      263        5      258
T. Rowe Price Personal Strategy Balanced Portfolio   13,557   13,025      532
T. Rowe Price International Stock Portfolio ......      262        6      256

The changes in units outstanding for the year ended December 31, 1999 were as follows:
                                       Units   Units   Net Increase
                                      Issued  Redeemed  (Decrease)

AMT Liquid Asset Portfolio ........   18,964   16,614    2,350
AMT Growth Portfolio ..............   33,134   29,331    3,803
AMT Limited Maturity Bond Portfolio    1,748    1,136      612
AMT Balanced Portfolio ............   15,724   16,308     (584)

6. Unit Values
   A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, 2001 follows:

                                                                  Expenses   Income
                                                                 as a % of    as a
                                                 Net Assets       Average     % of
                                                 Unit                Net      Net     Total
Portfolio                             Units      Value   (000's)   Assets*   Assets  Return

Janus Aspen Growth ..............    16,414   $    6.04  $   99      1.05%    .09%  (25.54)%
Janus Aspen Aggressive Growth ...   162,267       20.22   3,282      1.05      --   (40.02)
Janus Aspen Capital Appreciation     10,904        6.12      67      1.05    1.38   (22.46)
Janus Aspen Worldwide Growth ....     6,550        6.16      40      1.05     .52   (23.26)
Janus Aspen Balanced ............     5,517        9.12      50      1.05    2.90    (5.52)
T. Rowe Price Prime Reserve .....    24,480       18.05     442      1.05    3.44     3.15
T. Rowe Price Limited Term Bond .     7,439       21.16     157      1.05    5.59     7.62
T. Rowe Price Equity Income .....     1,581       11.44      18      1.05    1.56      .55
T. Rowe Price Personal Strategy
   Balanced .....................    59,442       30.26   1,798      1.05    2.91    (3.29)
T. Rowe Price International Stock       595        6.63       4      1.05    2.84   (23.04)

*Excluding the effect of the expenses of the underlying fund portfolios and administrative fees charged directly to policyholder accounts.

At December 31, 2001 significant concentrations of ownership were as follows:
                                               Number of
                                           Contract Owners  Percentage Owned

Janus Aspen Growth Portfolio                        4             63.4
Janus Aspen Capital Appreciation Portfolio          3             68.8
Janus Aspen Worldwide Growth Portfolio              2             58.9
Janus Aspen Balanced Portfolio                      2             49.0
T. Rowe Price Prime Reserve Portfolio               1             49.6
T. Rowe Price Limited Term Bond Portfolio           1             10.2
T. Rowe Price Equity Income Portfolio               5             62.0
T. Rowe Price International Stock Portfolio         2             76.8

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Sentry Life Insurance Company
   and
The Contract Owners of
Sentry Variable Life Account I:

In our opinion, the accompanying combined statement of assets and liabilities and the related separate statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Sentry Variable Life Account I, and its Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, T. Rowe Price Prime Reserve Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited Term Bond Portfolio, T. Rowe Price Personal Strategy Balanced Portfolio, and T. Rowe Price International Stock Portfolio at December 31, 2001, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Sentry Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.



s/PricewaterhouseCoopers

Milwaukee, Wisconsin
February 8, 2002

EXPERTS

The statutory financial statements of the Company as of December 31, 2001 and 2000, and for the years then ended, and the financial statements of the Variable Life Account as of December 31, 2001, and for each of the three years in the period then ended or for the period indicated, included in this Prospectus and in the registration statement filed with the Securities and Exchange Commission have been audited by PricewaterhouseCoopers LLP, independent accountants. The audit reports are included in this Prospectus.

LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Policy.

FINANCIAL STATEMENTS

The Company's financial statements included in this Prospectus should only be considered in relation to the Company's ability to meet its obligations in connection with the Policy. The Company's most current audited financial statements are as of December 31, 2001 and are included in this Prospectus.

PART II

                           UNDERTAKING TO FILE REPORTS


a. Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission theretofore or hereafter duly adopted pursuant to authority conferred in that section.

b. Pursuant to Investment Company Act Section 26(e), Sentry Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                 INDEMNIFICATION

The Bylaws of the Company and resolutions adopted by SIAMCO provide that any person who at any time serves as a director or officer of the Company or any majority-owned ultimate subsidiary of SIAMCO shall be indemnified or reimbursed against and for any and all claims for which they become subject by reason of such service.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
                                 REPRESENTATIONS

1. Registrant represents that Section (b)(13)(iii)(F) of Rule 6e-3(T) is being relied on.

2. Registrant represents that the level of the risk charge is reasonable in relation to the risks assumed by the life insurer under the Policies.

3. Registrant represents that it has analyzed the risk charge taking into consideration such facts as current charge levels, potential adverse mortality, the manner in which charges are imposed, the markets in which the Policy will be offered, anticipated sales and lapse rates.

4. Registrant represents that the Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Variable Life Account will benefit the Variable Life Account and policyholders and will keep and make available to the Commission, on request, a memorandum setting forth the basis for this representation.

5. Registrant represents that the Variable Life Account will invest only in management investment companies undertaking to have a Board, a majority of whom are not interested persons of the Company, which formulates and approves any plan under Rule 12b-1 to finance distribution expenses.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

The Prospectus consisting of 69 pages.

The undertaking to file reports.

The signatures.

Written consents of the following persons:

         Dean A. Klingenberg, FSA, MAAA
         PricewaterhouseCoopers LLP, Independent Accountant
         Blazzard, Grodd & Hasenauer, P.C.

The following exhibits:

A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2.

     1.   Resolutions of the Board of Directors of Sentry Life Insurance
          Company*

     2.   None

     3a.  Principal Underwriter's Agreement*

     3b.  Registered Representatives Agreement*

     3c.  General Agent Agreement*

     4.   Not Applicable

     5. Flexible Premium Variable Life Insurance Policy* Amendatory Riders for Various States*

     6a.  Articles of Incorporation of the Company*

     6b.  Bylaws of the Company*

     7.   Not Applicable

     8.   Not Applicable

     9a. Fund Participation Agreement with T.Rowe Price Fixed Income Series, Inc., T.Rowe Price Equity Series, Inc., and T.Rowe Price International Series, Inc.**

     9b.  Fund Participation Agreement with Janus Aspen Series**

     10.  Application Form***

     11.  Memorandum of Exchange Right*

     27.  Not Applicable

B.   Opinion and Consent of Counsel

C.   Consent of Independent Accountants

D.   Consent of Actuary

* Incorporated herein by reference to Registrant's Post Effective Amendment No. 13 filed electronically on or about April 30, 1997.

** Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 filed electronically on or about January 7, 2000.

*** Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed electronically on or about April 28, 2000.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf in the City of Stevens Point, State of Wisconsin, this 19th day of April, 2002.



                Sentry Variable Life Account I, Registrant
                BY: Sentry Life Insurance Company


                BY:   s/Wallace D. Taylor
                      Wallace D. Taylor, President



                Sentry Life Insurance Company, Depositor


                BY:   s/Wallace D. Taylor
                      Wallace D. Taylor, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

s/Dale R. Schuh                                     April 20, 2001
Dale R. Schuh, Chairman of the Board and
Director



s/Wallace D. Taylor                                 April 20, 2001
Wallace D. Taylor, President


s/Janet L. Fagan                                    April 20, 2001
Janet L. Fagan, Vice President



s/William M. O'Reilly                               April 20, 2001
William M. O'Reilly, Secretary and Director



s/William J. Lohr                                   April 20, 2001
William J. Lohr, Treasurer and Director



James J. Weishan                                    April 20, 2001
James J. Weishan, Director